UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                     Investment Company Act file number 811-4108

                                OPPENHEIMER STRATEGIC BOND FUND/VA
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
                    (Address of principal executive offices)
                                                                   (Zip code)
                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
--------------------------------------------------------------------------------
                              (Name and address of agent for service)


           Registrant's telephone number, including area code: (303) 768-3200
                                                               --------------

                                      Date of fiscal year end:  DECEMBER 31
                                                                -----------

          Date of reporting period: JANUARY 1, 2003 - DECEMBER 31, 2003



ITEM 1.  REPORTS TO STOCKHOLDERS.

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. Oppenheimer Strategic Bond Fund/VA's positive returns during its fiscal year were driven primarily by its investments in high-yield corporate bonds. As a group, lower-rated bonds rallied strongly after falling to cyclical lows at the start of the reporting period. Improving investor sentiment created greater demand for high-yield bonds as economic expectations improved, and scandal-related concerns eased. Within the corporate bond market, we emphasized securities in the wireless telecommunications and utilities groups. We believed that prices of many such bonds had fallen too far during the declines that roiled both industry groups. Indeed, the Fund received strong returns from these areas as investors' concerns waned. In addition, the Fund successfully employed some yield-enhancement strategies using index-linked structured notes in the high-yield bond market.
   The Fund also benefited from its foreign investments as the U.S. dollar generally weakened relative to the euro and yen. The foreign government sector contributed to the Fund's returns during the reporting period.
   Early in the year, we reduced the Fund's sensitivity to rising interest rates by shortening its duration posture among U.S. government securities. However this relatively defensive posture hindered performance while interest rates fell through June 2003. There were benefits as the Fund avoided the brunt of the market's sharp declines in July and August, when rates rose sharply, but there were no significant gains or losses associated with our positioning or the movement of interest rates. The Fund's relatively defensive posture also helped it weather heightened volatility in the mortgage-backed securities market. It is important to remember that mortgage-backed securities may entail greater risk due to prepayment. By focusing primarily on securities backed by higher-rate mortgages, we reduced the uncertainty related to expected prepayments as a record number of homeowners refinanced their mortgages.
   Because the year was characterized by declining interest rates and bond yields, the Fund's dividend distribution rate was adjusted in February and again in September, to reflect lower yields among many fixed-income securities, ranging from U.S. Treasuries to high-yield corporate bonds. However, the Fund's yield should be considered in context of inflation.
   Between the start and end of the reporting period, we increased the Fund's emphasis on credit-sensitive securities over those that are more interest-rate sensitive. However, after their recent gains, we recently have taken some profits in emerging-market foreign bonds, reducing the Fund's exposure to the sector and increasing its holdings of developed-market bonds, which we expect to benefit if the U.S. dollar remains relatively weak. In addition, during the spring, we sold corporate bonds after they had appreciated to levels we no longer considered attractive values. In the more interest rate-sensitive areas, we have maintained a modestly heavy position in mortgage-backed securities because of the declining risk of prepayments as refinancing activity ebbs. Of course, the Fund's composition is likely to change as economic and market conditions evolve. The Fund's holdings, strategies and management are subject to change.
COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2003 for the periods shown. In the case of Non-Service shares, performance is measured over a ten-year period. In the case of Service shares, performance is measured from inception of the class on March 19, 2001. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.
   The Fund's performance is compared to the performance of the Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. corporate and government bonds, and to the Citigroup World Government Bond Index, formerly known as Salomon Brothers World Government Bond Index, an unmanaged index of debt securities of major foreign governments. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                     3 | OPPENHEIMER STRATEGIC BOND FUND/VA

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------


NON-SERVICE SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Strategic Bond Fund/VA (Non-Service)
Lehman Brothers Aggregate Bond Index
Citigroup World Government Bond Index

                Oppenheimer Strategic Bond  Lehman Brothers Aggregate    Citigroup World Government
                Fund/VA (Non-Service)       Bond Index                   Bond Index
12/31/1993     $10,000                     $10,000                       $10,000
03/31/1994       9,630                       9,713                        10,000
06/30/1994       9,659                       9,613                        10,067
09/30/1994       9,799                       9,672                        10,185
12/31/1994       9,622                       9,708                        10,235
03/31/1995       9,791                      10,198                        11,353
06/30/1995      10,368                      10,819                        11,959
09/30/1995      10,652                      11,032                        11,834
12/31/1995      11,097                      11,502                        12,183
03/31/1996      11,278                      11,298                        11,954
06/30/1996      11,557                      11,362                        12,003
09/30/1996      12,005                      11,572                        12,331
12/31/1996      12,437                      11,919                        12,624
03/31/1997      12,431                      11,853                        12,102
06/30/1997      12,930                      12,288                        12,469
09/30/1997      13,364                      12,696                        12,627
12/31/1997      13,520                      13,070                        12,653
03/31/1998      13,857                      13,274                        12,753
06/30/1998      13,966                      13,584                        13,006
09/30/1998      13,667                      14,158                        14,089
12/31/1998      13,911                      14,206                        14,590
03/31/1999      13,930                      14,135                        14,027
06/30/1999      13,930                      14,011                        13,543
09/30/1999      13,959                      14,106                        14,157
12/31/1999      14,304                      14,089                        13,968
03/31/2000      14,462                      14,400                        13,992
06/30/2000      14,556                      14,651                        13,971
09/30/2000      14,712                      15,092                        13,605
12/31/2000      14,681                      15,727                        14,189
03/31/2001      14,979                      16,204                        13,757
06/30/2001      14,860                      16,296                        13,542
09/30/2001      14,760                      17,047                        14,511
12/31/2001      15,393                      17,055                        14,049
03/31/2002      15,634                      17,071                        13,822
06/30/2002      15,706                      17,701                        15,433
09/30/2002      15,778                      18,512                        16,030
12/31/2002      16,538                      18,804                        16,788
03/31/2003      17,130                      19,066                        17,309
06/30/2003      18,174                      19,542                        17,981
09/30/2003      18,715                      19,514                        18,336
12/31/2003      19,527                      19,576                        19,291

AVERAGE ANNUAL TOTAL RETURNS OF NON-SERVICE SHARES OF THE FUND AT 12/31/03
1-Year 18.07%   5-Year 7.02%   10-Year 6.92%   Inception Date 5/3/93

SERVICE SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Strategic Bond Fund/VA (Service)
Lehman Brothers Aggregate Bond Index
Citigroup World Government Bond Index

              Oppenheimer Strategic Bond       Lehman Brothers Aggregate     Citigroup World Government
              Fund/VA (Service)                Bond Index                    Bond Index
03/19/2001   $10,000                           $10,000                       $10,000
03/31/2001     9,914                            10,000                        10,000
06/30/2001     9,871                            10,056                         9,843
09/30/2001     9,784                            10,520                        10,548
12/31/2001    10,194                            10,525                        10,212
03/31/2002    10,326                            10,535                        10,047
06/30/2002    10,373                            10,924                        11,218
09/30/2002    10,419                            11,425                        11,652
12/31/2002    10,910                            11,604                        12,203
03/31/2003    11,287                            11,766                        12,582
06/30/2003    11,960                            12,060                        13,070
09/30/2003    12,284                            12,043                        13,328
12/31/2003    12,782                            12,081                        14,022

AVERAGE ANNUAL TOTAL RETURNS OF SERVICE SHARES OF THE FUND AT 12/31/03
1-Year 17.16%   Since Inception 9.22%   Inception Date 3/19/01

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR MORE CURRENT PERFORMANCE DATA, CALL US AT 1.800.981.2871. THE FUND'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES.
INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR OR CALLING US AT 1.800.981.2871. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.
GRAPHS ARE NOT DRAWN TO SAME SCALE. AN EXPLANATION OF THE CALCULATION OF THE PERFORMANCE IS IN THE STATEMENT OF ADDITIONAL INFORMATION.


                     4 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2003
--------------------------------------------------------------------------------

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
ASSET-BACKED SECURITIES--5.3%
American Money Management
Corp., Commercial Debt
Obligations Sub. Bonds, Series I,
Cl. D1, 13.602%, 1/15/12 1          $   172,858   $     146,930
----------------------------------------------------------------
Bank One Auto Securitization
Trust, Automobile Receivables,
Series 2003-1, Cl. A 2, 1.29%,
8/21/06                                 620,000         619,856
----------------------------------------------------------------
BMW Vehicle Owner Trust,
Automobile Loan Certificates,
Series 2003-A, Cl. A 2,
1.45%, 11/25/05 1                       900,878         902,341
----------------------------------------------------------------
Capital Auto Receivables Asset
Trust, Automobile Mtg.-Backed
Nts., Series 2003-2, Cl. A 2A,
1.20%, 5/16/05                          760,000         760,404
----------------------------------------------------------------
Caterpillar Financial Asset Trust,
Equipment Loan Pass-Through
Certificates, Series 2003-A,
Cl. A 2, 1.25%, 10/25/05                460,000         460,187
----------------------------------------------------------------
Centex Home Equity Co. LLC,
Home Equity Loan
Asset-Backed Certificates:
Series 2003-A, Cl. AF1,
1.836%, 10/25/17                        146,576         146,706
Series 2003-B, Cl. AF1,
1.64%, 2/25/18 1                        218,050         217,993
Series 2003-C, Cl. AF1,
2.14%, 7/25/18                          655,704         657,228
----------------------------------------------------------------
Chase Funding Mortgage Loan
Asset-Backed Certificates,
Home Equity Mtg. Obligations:
Series 2003-3, Cl. 1A 1,
1.199%, 8/25/17 2                       336,407         336,449
Series 2003-4, Cl. 1A 1,
1.24%, 9/25/17 2                        733,950         734,130
----------------------------------------------------------------
Chase Manhattan Auto Owner
Trust, Automobile Loan
Pass-Through Certificates:
Series 2003-A, Cl. A 2,
1.26%, 1/16/06 1                        290,000         290,190
Series 2003-B, Cl. A 2,
1.287%, 3/15/06                         360,000         360,123
----------------------------------------------------------------
CitiFinancial Mortgage Securities,
Inc., Home Equity Collateralized
Mtg. Obligations:
Series 2003-1, Cl. AF1,
1.94%, 1/25/33                          244,026         244,234
Series 2003-2, Cl. AF1,
1.219%, 5/25/33 1,2                     346,095         346,081
Series 2003-3, Cl. AF1,
1.261%, 8/25/33 1,2                     510,816         510,828


                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
Conseco Finance
Securitizations Corp., Home
Equity Loan Pass-Through
Certificates, Series 2001-D,
Cl. M2, 2.87%, 11/15/32 2           $ 3,000,000   $   2,947,321
----------------------------------------------------------------
Consumer Credit Reference
Index Securities Program, Credit
Card Asset-Backed Certificates,
Series 2002-B, Cl. FX, 10.421%,
3/22/07 1                               500,000         526,130
----------------------------------------------------------------
DaimlerChrysler Auto Trust,
Automobile Loan Pass-Through
Certificates:
Series 2002-B, Cl. A 2,
2.20%, 4/6/05                            62,005          62,108
Series 2003-A, Cl. A 2,
1.52%, 12/8/05                        1,070,000       1,071,937
Series 2003-B, Cl. A 2,
1.61%, 7/8/06                           970,000         962,628
----------------------------------------------------------------
Embarcadero Aircraft
Securitization Trust, Airplane
Collateral Obligations, Series
2000-A, Cl. B, 0.678%, 8/15/25 1,3    1,820,063           4,550
----------------------------------------------------------------
Ford Credit Auto Owner Trust,
Automobile Loan Pass-Through
Certificates, Series 2003-A, Cl.
A 2A, 1.62%, 8/15/05                    404,958         405,826
----------------------------------------------------------------
Harley-Davidson Motorcycle
Trust, Motorcycle Receivable Nts.:
Series 2002-2, Cl. A 1,
1.91%, 4/16/07                          224,526         225,294
Series 2003-3, Cl. A 1,
1.50%, 1/15/08                          925,846         927,436
----------------------------------------------------------------
Honda Auto Receivables Owner
Trust, Automobile Receivables
Obligations:
Series 2003-1, Cl. A 2,
1.46%, 9/19/05                          543,221         544,053
Series 2003-3, Cl. A 2,
1.52%, 4/21/06                        1,190,000       1,191,952
Series 2003-4, Cl. A 2,
1.58%, 7/17/06                          960,000         961,561
----------------------------------------------------------------
Household Automotive Trust,
Automobile Loan Certificates,
Series 2003-2, Cl. A 2, 1.56%,
12/18/06                                430,000         430,577
----------------------------------------------------------------
Impac Secured Assets CMN
Owner Trust, Home Equity
Collateralized Mtg. Obligations,
Series 2001-5, Cl.
M1, 7.25%, 8/25/31                    2,197,000       2,324,020




                     5 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
----------------------------------------------------------------

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
Lehman ABS Manufactured
Housing Contract, Commercial
Mtg. Pass-Through Certificates,
Series 2001-B, Cl. A4, 5.27%,
9/15/18                             $ 2,911,035   $   2,810,117
----------------------------------------------------------------
M&I Auto Loan Trust,
Automobile Loan Certificates:
Series 2002-1, Cl. A 3,
2.49%, 10/22/07                         730,000         736,341
Series 2003-1, Cl. A 2,
1.60%, 7/20/06                          820,000         820,315
----------------------------------------------------------------
NC Finance Trust, Collateralized
Mtg. Obligations, Series 1999-I,
Cl. ECFD, 8.75%, 12/25/28 1              69,314          20,794
----------------------------------------------------------------
Nissan Auto Lease Trust, Auto
Lease Obligations, Series 2003-A,
Cl. A 2, 1.69%, 12/15/05                640,000         641,773
----------------------------------------------------------------
Nissan Auto Receivables Owner
Trust, Automobile Receivable Nts.:
Series 2003-A, Cl. A 2,
1.45%, 5/16/05                          800,742         801,786
Series 2003-B, Cl. A 2,
1.20%, 11/15/05                       1,110,000       1,110,434
----------------------------------------------------------------
Principal Residential Mortgage
Capital Resources Trust, Real
Estate Mtg. Investment Conduit
Participation Certificates,
Series 2000-1, Cl. B,
2.799%, 6/20/05 1,2                   1,000,000         990,625
----------------------------------------------------------------
Residential Funding Mortgage
Securities II, Inc., Home Equity
Loan Pass-Through Certificates,
Series 2003-HS1, Cl. AI2, 1.241%,
1/25/33 2                               295,040         295,205
----------------------------------------------------------------
Toyota Auto Receivables
Owner Trust, Automobile
Mtg.-Backed Obligations:
Series 2002-B, Cl. A 3,
3.76%, 6/15/06                          285,552         289,374
Series 2003-A, Cl. A 2,
1.28%, 8/15/05                        1,027,717       1,028,653
Series 2003-B, Cl. A 2,
1.43%, 2/15/06                          780,000         780,404
----------------------------------------------------------------
USAA Auto Owner Trust,
Automobile Loan
Asset-Backed Nts.:
Series 2002-1, Cl. A 3,
2.41%, 10/16/06                         450,285         453,520
Series 2003-1, Cl. A 2,
1.22%, 4/17/06                          660,000         660,252


                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
Volkswagen Auto Loan
Enhanced Trust, Automobile
Loan Receivables:
Series 2003-1, Cl. A 2,
1.11%, 12/20/05                     $ 1,420,000   $   1,419,473
Series 2003-2, Cl. A 2,
1.55%, 6/20/06                          550,000         550,888
----------------------------------------------------------------
Whole Auto Loan Trust,
Automobile Loan Receivables:
Series 2002-1, Cl. A 2,
1.88%, 6/15/05                          754,823         756,877
Series 2003-1, Cl. A 2A,
1.40%, 4/15/06                        1,120,000       1,120,973
                                                  --------------
Total Asset-Backed Securities
(Cost $36,475,254)                                   34,606,877

----------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--14.6%
Asset Securitization Corp.,
Commercial Mtg.
Pass-Through Certificates:
Series 1996-D2, Cl. A 3,
7.515%, 2/14/29 2                     3,000,000       3,156,246
Series 1996-MD6, Cl. A7,
7.961%, 11/13/29 2                    2,000,000       1,966,478
Series 1997-D4, Cl. B1,
7.525%, 4/14/29                         375,000         359,606
----------------------------------------------------------------
CIT Equipment Collateral,
Equipment Receivable-
Backed Nts.,
Series 2003-EF1, Cl. A 2,
1.49%, 12/20/05                         300,000         300,146
----------------------------------------------------------------
Federal Home Loan
Mortgage Corp.:
5%, 1/1/34 4                          1,229,000       1,213,254
7%, 9/1/33-11/1/33                    1,559,185       1,653,594
11%, 11/1/14                            116,841         129,985
----------------------------------------------------------------
Federal Home Loan Mortgage
Corp., Gtd. Mtg. Pass-Through
Participation Certificates,
Series 151, Cl. F, 9%, 5/15/21          177,765         178,064
----------------------------------------------------------------
Federal Home Loan Mortgage
Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass
Pass-Through Certificates:
Series 2500, Cl. FD,
1.62%, 3/15/32 2                        262,051         260,342
Series 2526, Cl. FE,
1.52%, 6/15/29 2                        286,002         285,189
Series 2551, Cl. FD,
1.52%, 1/15/33 2                        247,768         248,775



                     6 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
Federal Home Loan Mortgage
Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 177, Cl. B,
(2.489)%, 7/1/26 5                  $   717,861   $     126,699
Series 208, Cl. IO,
(34.206)%, 6/1/30 5                   1,395,321         227,770
----------------------------------------------------------------
Federal Home Loan Mortgage
Corp., Structured Pass-Through
Securities, Collateralized Mtg.
Obligations:
Series H006, Cl. A 1,
1.724%, 4/15/08                         163,137         163,010
Series T-42, Cl. A 2,
5.50%, 2/25/42                          134,287         136,315
----------------------------------------------------------------
Federal National Mortgage Assn.:
5%, 1/1/34 4                          2,201,000       2,178,303
5.50%, 1/14/34 4                      7,120,000       7,213,450
6%, 2/25/34 4                         4,286,000       4,430,653
6.50%, 5/1/29-5/1/32                  2,453,676       2,567,442
6.50%, 1/25/34 4                     17,939,000      18,763,082
7%, 9/1/33-11/1/33                      862,880         915,256
7%, 7/1/32-1/25/34 4                 31,846,794      33,727,817
7.50%, 8/1/25                            37,715          40,454
8.50%, 7/1/32                            93,593         101,073
----------------------------------------------------------------
Federal National Mortgage Assn.,
Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Trust 1993-202, Cl. PH,
6.50%, 2/25/22 6                        219,392         219,368
Trust 2002-77, Cl. WF,
1.52%, 12/18/32 2                       429,914         431,252
----------------------------------------------------------------
Federal National Mortgage Assn.,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Trust 2003-81, Cl. PA, 5%, 2/25/12      236,556         242,292
----------------------------------------------------------------
Federal National Mortgage Assn.,
Interest-Only Stripped
Mtg.-Backed Security:
Trust 294, Cl. 2, (33.063)%, 2/1/28 5   284,563          49,526
Trust 313, Cl. 2,
(27.665)%, 6/25/31 5                  1,750,932         297,578
----------------------------------------------------------------
First Chicago/Lennar Trust 1,
Commercial Mtg. Pass-Through
Certificates:
Series 1997-CHL1, Cl. D,
7.96%, 4/29/39 1,2                      350,000         349,781
Series 1997-CHL1, Cl. E,
7.96%, 4/29/39 1,2                      600,000         486,750
----------------------------------------------------------------
GMAC Commercial Mortgage
Securities, Inc., Mtg. Pass-Through
Certificates, Series 1998-C1, Cl. F,
7.172%, 5/15/30 2                     1,800,000       1,813,351


                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
Government National
Mortgage Assn.:
5.625%, 11/20/25 2                  $    26,732   $      27,528
7%, 3/15/28-7/15/28                   2,094,849       2,236,885
7.50%, 2/15/27                          232,474         249,932
8%, 11/15/25-5/15/26                    165,112         180,333
----------------------------------------------------------------
Government National Mortgage
Assn., Gtd. Multiclass Mtg.
Participation Certificates,
Series 1999-27, Cl. PQ,
7.50%, 8/16/28                        4,327,024       4,406,974
----------------------------------------------------------------
Lehman Structured Securities Corp.,
Collateralized Mtg. Obligations,
Series 2001-GE4, Cl. A,
111.60%, 10/25/30 2                      32,391          32,847
----------------------------------------------------------------
Merrill Lynch Mortgage
Investors, Inc., Mtg. Pass-Through
Certificates,
Series 1995-C2, Cl. D,
7.688%, 6/15/21 2                       183,742         197,779
----------------------------------------------------------------
Morgan Stanley Capital I, Inc.,
Commercial Mtg. Pass-Through
Certificates:
Series 1996-C1, Cl. F,
7.457%, 2/15/28 2,7                     162,744         149,120
Series 1997-RR, Cl. D, 7.709%,
4/30/39 2,7                             450,024         422,120
Series 1997-RR, Cl. E,
7.709%, 4/30/39 2,7                     300,016         237,928
Series 1997-RR, Cl. F,
7.709%, 4/30/39 2,7                     600,032         397,482
Series 1997-XL1, Cl. G, 7.695%,
10/3/30 7                               390,000         345,359
----------------------------------------------------------------
Prudential Mortgage Capital Co. II
LLC, Commercial Mtg. Pass-Through
Certificates, Series PRU-HTG
2000-C1, Cl. A 2, 7.306%, 10/6/15       556,000         641,427
----------------------------------------------------------------
Salomon Brothers Mortgage
Securities VII, Inc., Commercial
Mtg. Pass-Through Certificates:
Series 1996-B, Cl. 1, 6.865%,
4/25/26 1,2                              68,140          59,239
Series 1996-C1, Cl. F,
8.467%, 1/20/06 1,2                   1,000,000         950,000
----------------------------------------------------------------
Structured Asset Securities Corp.,
Commercial Mtg. Obligations, Series
1995-C4, Cl. E, 8.964%, 6/25/26 1,2       2,708           2,708
----------------------------------------------------------------
Washington Mutual Mortgage
Securities Corp., Collateralized
Mtg. Obligations Pass-Through
Certificates, Series 2003-AR7, Cl. A 1,
1.507%, 8/25/33 2                       601,986         602,443
                                                  --------------
Total Mortgage-Backed Obligations
(Cost $95,874,587)                                   95,373,005




                     7 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
----------------------------------------------------------------

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--9.0%
Federal Home Loan Bank
Unsec. Bonds, 4.875%, 11/15/13      $ 1,540,000   $   1,559,680
----------------------------------------------------------------
Federal Home Loan Mortgage
Corp. Unsec. Nts.:
2.375%, 4/15/06                       5,000,000       5,022,505
4.50%, 1/15/13                        3,435,000       3,423,936
4.875%, 3/15/07                       5,000,000       5,326,520
5.50%, 7/15/06                       11,100,000      11,966,788
----------------------------------------------------------------
Federal National Mortgage
Assn. Unsec. Nts.:
4.25%, 7/15/07                        8,840,000       9,239,957
5.25%, 6/15/06                        5,150,000       5,512,272
7.25%, 1/15/10-5/15/30                9,000,000      10,802,841
----------------------------------------------------------------
Resolution Funding Corp. Federal
Book Entry Principal Strips,
5.85%, 1/15/21 8                      1,220,000         471,770
----------------------------------------------------------------
U.S. Treasury Bonds:
8.875%, 2/15/19                         335,000         479,050
8.875%, 8/15/17 9,10                  1,630,000       2,308,998
STRIPS, 4.20%, 2/15/11 8                900,000         676,901
STRIPS, 4.96%, 2/15/16 8                171,000          94,307
----------------------------------------------------------------
U.S. Treasury Nts., 1.75%, 12/31/04   1,000,000       1,005,352
----------------------------------------------------------------
United States (Government of)
Gtd. Israel Aid Bonds,
5.50%, 12/4/23                          960,000         971,339
                                                  --------------
Total U.S. Government Obligations
(Cost $59,062,788)                                   58,862,216

----------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--24.3%
----------------------------------------------------------------
ARGENTINA--1.1%
Argentina (Republic of) Bonds:
1.162%, 8/3/12 2                      9,780,000       6,099,698
1.278%, 5/3/05 3                         98,000          91,998
2%, 9/30/081 [ARP]                    1,050,000         313,548
Series PR12, 2%, 1/3/16 1,3,11 [ARP]     15,300           4,357
----------------------------------------------------------------
Argentina (Republic of) Disc.
Bonds, 2.345%, 3/31/23 3                260,000         131,300
----------------------------------------------------------------
Argentina (Republic of) Par Bonds,
5.984%, 3/31/23 3                       565,000         279,675
----------------------------------------------------------------
Argentina (Republic of) Treasury Bills,
14.75%, 10/8/04 8 [ARP]                  17,000           5,384
----------------------------------------------------------------
Buenos Aires (Province of) Bonds,
Bonos de Consolidacion de Deudas,
Series PBA 1, 3.257%, 4/1/07 1,3 [ARP]   86,308          30,733
----------------------------------------------------------------
JPMorgan Chase Bank, Argentina
(Republic of) Treasury Bills, 8.84%,
2/20/04 1 [ARP]                          35,000          11,410
                                                  --------------
                                                      6,968,103


----------------------------------------------------------------
AUSTRIA--0.7%
Austria (Republic of) Nts.:
5.50%, 10/20/07 [EUR]                 2,440,000       3,314,740
Series 98-3, 3.90%, 10/20/05 [EUR]      475,000         613,371



                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
AUSTRIA Continued
Austria (Republic of) Sr. Unsec.
Unsub. Nts., Series 1, 5%,
7/15/12 [EUR]                           529,000   $     704,808
                                                  --------------
                                                      4,632,919


----------------------------------------------------------------
BELGIUM--1.0%
Belgium (Kingdom of) Bonds:
5%, 9/28/11 [EUR]                       540,000         721,180
Series 19, 6.50%, 3/31/05 [EUR]       1,180,000       1,563,558
Series 26, 6.25%, 3/28/07 [EUR]       2,170,000       2,996,063
Series 28, 5.75%, 3/28/08 [EUR]         755,000       1,038,409
                                                  --------------
                                                      6,319,210


----------------------------------------------------------------
BRAZIL--0.1%
Brazil (Federal Republic of) Bonds,
Series 15 yr., 2.063%, 4/15/09 2         16,177          15,368
----------------------------------------------------------------
Brazil (Federal Republic of) Unsec.
Unsub. Bonds, Cl. B, 8.875%, 4/15/24    958,000         935,248
                                                  --------------
                                                        950,616

----------------------------------------------------------------
COLOMBIA--0.1%
Colombia (Republic of) Unsec.
Unsub. Bonds, 8.375%, 2/15/27           615,000         568,875
----------------------------------------------------------------
DENMARK--0.3%
Denmark (Kingdom of) Nts., 4%,
8/15/08 [DKK]                        12,095,000       2,081,279
----------------------------------------------------------------
DOMINICAN REPUBLIC--0.0%
Dominican Republic Unsec.
Unsub. Bonds, 9.50%, 9/27/06            196,000         165,620
----------------------------------------------------------------
FINLAND--0.0%
Finland (Republic of) Sr. Unsec.
Unsub. Bonds, 2.75%, 7/4/06 [EUR]       220,000         276,031

----------------------------------------------------------------
FRANCE--1.4%
France (Government of) Obligations
Assimilables du Tresor Bonds:
5%, 4/25/12 [EUR]                     1,060,000       1,411,371
5.50%, 10/25/07 [EUR]                 4,115,000       5,587,009
----------------------------------------------------------------
France (Government of)
Treasury Nts.:
3 yr., 3.50%, 1/12/05 [EUR]           1,460,000       1,865,448
5 yr., 4.75%, 7/12/07 [EUR]             120,000         159,072
                                                  --------------
                                                      9,022,900

----------------------------------------------------------------
GERMANY--1.7%
Germany (Republic of) Bonds:
2%, 6/17/05 [EUR]                     2,120,000       2,659,088
5.375%, 1/4/10 [EUR]                  1,285,000       1,758,039
Series 01, 5%, 7/4/11 [EUR]           3,685,000       4,933,469
Series 140, 4.50%, 8/17/07 [EUR]      1,395,000       1,834,014
                                                  --------------
                                                     11,184,610





                     8 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
GREAT BRITAIN--0.6%
United Kingdom Treasury Nts.,
7.50%, 12/7/06 [GBP]                  1,995,000   $   3,860,631
----------------------------------------------------------------
GREECE--1.1%
Greece (Republic of) Bonds:
3.50%, 4/18/08 [EUR]                  1,055,000       1,329,900
4.60%, 5/20/13 [EUR]                  1,545,000       1,975,933
5.35%, 5/18/11 [EUR]                  1,115,000       1,511,443
----------------------------------------------------------------
Greece (Republic of)
Sr. Unsub. Bonds,
4.65%, 4/19/07 [EUR]                  1,610,000       2,125,541
                                                  --------------
                                                      6,942,817

----------------------------------------------------------------
GUATEMALA--0.1%
Guatemala (Republic of) Nts.:
10.25%, 11/8/11 7                       250,000         291,875
10.25%, 11/8/11                         355,000         414,463
                                                  --------------
                                                        706,338

----------------------------------------------------------------
ITALY--1.9%
Italy (Republic of) Treasury
Bonds, Buoni del Tesoro
Poliennali:
4%, 3/1/05 [EUR]                        520,000         667,905
5%, 10/15/07 [EUR]                    5,080,000       6,786,354
5.25%, 12/15/05 [EUR]                 2,590,000       3,423,709
5.25%, 8/1/11 [EUR]                   1,015,000       1,372,450
                                                  --------------
                                                     12,250,418

----------------------------------------------------------------
IVORY COAST--0.0%
Ivory Coast (Government of)
Past Due Interest Bonds,
1.90%, 3/29/18 1,3,11 [FRF]           2,194,500          70,155
----------------------------------------------------------------
JAPAN--7.5%
Japan (Government of) Bonds,
5 yr., Series 14,
0.40%, 6/20/06 [JPY]              5,194,000,000      48,718,770

----------------------------------------------------------------
MEXICO--0.5%
United Mexican States Bonds:
6.75%, 6/6/06 [JPY]                  80,000,000         850,760
7.50%, 4/8/33                           930,000         964,875
8.30%, 8/15/31                          400,000         452,000
----------------------------------------------------------------
United Mexican States Unsec.
Unsub. Nts., Series 6 BR, 6.75%,
6/6/06 [JPY]                         75,000,000         797,588
                                                  --------------
                                                      3,065,223

----------------------------------------------------------------
NEW ZEALAND--0.3%
New Zealand (Government of)
Bonds, 6.50%, 2/15/06 [NZD]           2,655,000       1,773,719
----------------------------------------------------------------
NIGERIA--0.1%
Central Bank of Nigeria Gtd.
Bonds, Series WW, 6.25%,
11/15/20                                275,000         244,750


                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
NIGERIA Continued
Nigeria (Federal Republic of)
Promissory Nts., Series RC,
5.092%, 1/5/10                      $   272,611   $     235,786
                                                  --------------
                                                        480,536

----------------------------------------------------------------
PERU--0.1%
Peru (Republic of) Sr. Nts.,
4.53%, 2/28/16 8                      1,643,896       1,008,037
----------------------------------------------------------------
PHILIPPINES--0.1%
Philippines (Republic of) Nts.,
9.875%, 3/16/10                         250,000         278,125
----------------------------------------------------------------
Philippines (Republic of) Unsec.
Bonds, 8.875%, 4/15/08                  400,000         433,000
                                                  --------------
                                                        711,125

----------------------------------------------------------------
POLAND--0.5%
Poland (Republic of) Bonds,
Series 0K0805, 5.15%,
8/12/05 8 [PLZ]                      12,605,000       3,076,403
----------------------------------------------------------------
PORTUGAL--0.6%
Portugal (Republic of) Obrig
Do Tes Medio Prazo Nts.,
4.875%, 8/17/07 [EUR]                 1,620,000       2,153,915
----------------------------------------------------------------
Portugal (Republic of) Obrig
Do Tes Medio Prazo Unsec.
Unsub. Bonds, 5.85%, 5/20/10 [EUR]    1,415,000       1,975,706
                                                  --------------
                                                      4,129,621


----------------------------------------------------------------
RUSSIA--1.3%
Ministry Finance of Russia Debs.,
Series V, 3%, 5/14/08                 1,870,000       1,678,699
----------------------------------------------------------------
Russian Federation Unsec.
Unsub. Bonds, 7.50%, 3/31/30 7            5,000           4,838
----------------------------------------------------------------
Russian Federation Unsec.
Unsub. Nts.:
8.75%, 7/24/05                        3,360,000       3,637,200
10%, 6/26/07                          2,590,000       3,043,250
----------------------------------------------------------------
Russian Federation
Unsub. Nts., 5%, 3/31/30 2                4,875           4,704
                                                  --------------
                                                      8,368,691

----------------------------------------------------------------
SOUTH AFRICA--0.2%
South Africa (Republic of)
Unsec. Nts., 8.375%, 10/17/06         1,415,000       1,606,025
----------------------------------------------------------------
SPAIN--1.0%
Spain (Kingdom of) Bonds,
Bonos y Obligacion del Estado,
4.80%, 10/31/06 [EUR]                 2,530,000       3,350,698
----------------------------------------------------------------
Spain (Kingdom of) Treasury
Bills, 2.07%, 2/20/04 8 [EUR]         2,680,000       3,371,695
                                                  --------------
                                                      6,722,393





                     9 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
----------------------------------------------------------------

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
SWEDEN--0.9%
Sweden (Kingdom of) Debs.,
Series 1040, 6.50%, 5/5/08 [SEK]     37,205,000   $   5,674,211
----------------------------------------------------------------
THE NETHERLANDS--0.7%
The Netherlands
(Government of) Bonds:
4%, 7/15/05 [EUR]                       175,000         225,615
5%, 7/15/11 [EUR]                       475,000         637,007
Series 1, 5.75%, 2/15/07 [EUR]        2,865,000       3,892,752
                                                  --------------
                                                      4,755,374

----------------------------------------------------------------
TURKEY--0.2%
Turkey (Republic of) Nts.,
7.20%, 2/16/06 [JPY]                125,000,000       1,272,511
----------------------------------------------------------------
UKRAINE--0.2%
Ukraine (Government of) Bonds,
7.65%, 6/11/13                          665,000         694,925
----------------------------------------------------------------
Ukraine (Government of) Sr.
Unsec. Nts., 11%, 3/15/07               359,337         401,451
                                                  --------------
                                                      1,096,376
                                                  --------------
Total Foreign Government
Obligations (Cost $146,096,804)                     158,459,537

----------------------------------------------------------------
LOAN PARTICIPATIONS--0.7%
Algeria (Republic of) Loan
Participation Nts.,
2.063%, 3/4/10 1,2                      504,833         494,106
----------------------------------------------------------------
Deutsche Bank AG, OAO
Gazprom Loan Participation
Nts., 6.50%, 8/4/05                   1,520,000       1,532,312
----------------------------------------------------------------
Deutsche Bank AG, Indonesia
Rupiah Loan Participation Nts.:
2.636%, 3/25/05                       1,490,000       1,363,350
2.636%, 5/21/04 1                     1,330,000       1,260,175
                                                  --------------
Total Loan Participations
(Cost $4,361,704)                                     4,649,943

----------------------------------------------------------------
CORPORATE BONDS AND NOTES--32.0%
----------------------------------------------------------------
CONSUMER DISCRETIONARY--9.0%
----------------------------------------------------------------
AUTO COMPONENTS--0.6%
Cambridge Industries, Inc.,
Liquidating Trust Interests,
7/15/07 1,12                             77,456              --
----------------------------------------------------------------
Collins & Aikman
Floorcoverings, Inc., 9.75%
Sr. Sub. Nts., Series B, 2/15/10        200,000         215,000
----------------------------------------------------------------
Collins & Aikman
Products Co., 10.75%
Sr. Nts., 12/31/11                      400,000         395,000
----------------------------------------------------------------
Dana Corp.:
9% Unsec. Nts., 8/15/11                 420,000         508,200
10.125% Nts., 3/15/10                   200,000         234,000
----------------------------------------------------------------
Dura Operating Corp.:
9% Sr. Sub. Nts., Series B,
5/1/09 [EUR]                            200,000         245,963


                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
AUTO COMPONENTS Continued
9% Sr. Unsec. Sub. Nts.,
Series D, 5/1/09                    $   500,000   $     502,500
----------------------------------------------------------------
Eagle-Picher, Inc., 9.75%
Sr. Nts., 9/1/13 7                      300,000         325,500
----------------------------------------------------------------
Metaldyne Corp.:
10% Sr. Nts., 11/1/13 7                 200,000         203,000
11% Sr. Sub. Nts., 6/15/12              300,000         277,500
----------------------------------------------------------------
Stoneridge, Inc., 11.50% Sr.
Nts., 5/1/12                            600,000         711,000
----------------------------------------------------------------
Tenneco Automotive, Inc.,
10.25% Sr. Sec. Nts.,
Series B, 7/15/13                       150,000         171,375
----------------------------------------------------------------
United Components, Inc.,
9.375% Sr. Sub. Nts., 6/15/13           200,000         219,500
                                                  --------------
                                                      4,008,538


----------------------------------------------------------------
AUTOMOBILES--0.2%
DirecTV Holdings LLC/DirecTV
Financing Co., Inc., 8.375% Sr.
Unsec. Nts., 3/15/13                    800,000         932,000
----------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--2.7%
Apcoa, Inc., 9.25% Sr. Unsec.
Sub. Nts., 3/15/08 1                    100,000          36,500
----------------------------------------------------------------
Aztar Corp., 9% Sr. Unsec. Sub.
Nts., 8/15/11                           850,000         937,125
----------------------------------------------------------------
Boca Resorts, Inc., 9.875% Sr.
Sub. Nts., 4/15/09                      450,000         481,500
----------------------------------------------------------------
Boyd Gaming Corp., 8.75% Sr.
Sub. Nts., 4/15/12                      300,000         330,750
----------------------------------------------------------------
Coast Hotels & Casinos, Inc.,
9.50% Sr. Unsec. Sub. Nts., 4/1/09      300,000         318,750
----------------------------------------------------------------
Dominos, Inc., 8.25% Sr. Sub.
Nts., 7/1/11 7                          400,000         430,500
----------------------------------------------------------------
Gaylord Entertainment Co.,
8% Sr. Nts., 11/15/13 7                 300,000         318,000
----------------------------------------------------------------
Hilton Hotels Corp., 7.625%
Nts., 12/1/12                           600,000         677,250
----------------------------------------------------------------
Hollywood Park, Inc., 9.25%
Sr. Unsec. Sub. Nts.,
Series B, 2/15/07                       325,000         338,000
----------------------------------------------------------------
Intrawest Corp., 7.50% Sr. Nts.,
10/15/13 7                              625,000         653,125
----------------------------------------------------------------
Isle of Capri Casinos, Inc., 9%
Sr. Sub. Nts., 3/15/12                  500,000         558,750
----------------------------------------------------------------
John Q. Hammons Hotels, Inc.,
8.875% Sr. Nts., Series B, 5/15/12      300,000         332,250
----------------------------------------------------------------
Jupiters Ltd., 8.50% Sr. Unsec.
Nts., 3/1/06 1                          400,000         438,000
----------------------------------------------------------------
Mandalay Resort Group,
10.25% Sr. Unsec. Sub. Nts.,
Series B, 8/1/07                        650,000         754,000




                     10 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE Continued
MGM Mirage, Inc., 8.375%
Sr. Unsec. Sub. Nts., 2/1/11 6      $ 1,200,000   $   1,365,000
----------------------------------------------------------------
Mohegan Tribal Gaming
Authority:
6.375% Sr. Sub. Nts., 7/15/09           250,000         259,375
8% Sr. Sub. Nts., 4/1/12                400,000         435,000
8.375% Sr. Sub. Nts., 7/1/11 1          600,000         657,000
----------------------------------------------------------------
Park Place Entertainment Corp.,
7.875% Sr. Sub. Nts., 3/15/10           200,000         222,500
----------------------------------------------------------------
Premier Cruise Ltd., 11%
Sr. Nts., 3/15/08 1,3,11                250,000              --
----------------------------------------------------------------
Premier Parks, Inc., 9.75%
Sr. Nts., 6/15/07                       500,000         524,375
----------------------------------------------------------------
Prime Hospitality Corp., 8.375%
Sr. Sub. Nts., 5/1/12                   400,000         415,000
----------------------------------------------------------------
River Rock Entertainment LLC,
9.75% Sr. Nts., 11/1/11 7               300,000         324,000
----------------------------------------------------------------
Royal Caribbean Cruises Ltd.:
8% Sr. Unsec. Nts., 5/15/10             250,000         273,750
8.75% Sr. Unsub. Nts., 2/2/11           300,000         340,500
----------------------------------------------------------------
Six Flags, Inc.:
8.875% Sr. Nts., 2/1/10                 800,000         825,000
9.75% Sr. Nts., 4/15/13               1,000,000       1,057,500
----------------------------------------------------------------
Starwood Hotels &
Resorts Worldwide,
Inc., 7.875% Sr. Nts., 5/1/12           900,000       1,017,000
----------------------------------------------------------------
Station Casinos, Inc., 9.875%
Sr. Unsec. Sub. Nts., 7/1/10            800,000         884,000
----------------------------------------------------------------
Sun International Hotels Ltd.,
8.875% Sr. Unsec. Sub. Nts.,
8/15/11                                 700,000         768,250
----------------------------------------------------------------
Trump Atlantic City Associates/
Trump Atlantic City Funding, Inc.,
11.25% First Mtg. Nts., 5/1/06           25,000          19,188
----------------------------------------------------------------
Trump Casino Holdings LLC/
Trump Casino Funding, Inc.,
11.625% Sr. Sec. Nts., 3/15/10          350,000         336,875
----------------------------------------------------------------
Universal City Development
Partners Ltd., 11.75% Sr. Nts.,
4/1/10 7                                500,000         587,500
----------------------------------------------------------------
Vail Resorts, Inc., 8.75% Sr.
Unsec. Sub. Nts., 5/15/09               200,000         212,000
----------------------------------------------------------------
Venetian Casino Resort LLC/
Las Vegas Sands, Inc.,
11% Sec. Nts., 6/15/10                  400,000         466,000
                                                  --------------
                                                     17,594,313

----------------------------------------------------------------
HOUSEHOLD DURABLES--0.8%
Beazer Homes USA, Inc., 8.375%
Sr. Nts., 4/15/12                       400,000         443,000
----------------------------------------------------------------
Blount, Inc., 13% Sr. Sub. Nts.,
8/1/09                                  300,000         324,750


                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
HOUSEHOLD DURABLES Continued
D.R. Horton, Inc.:
9.375% Sr. Unsec. Sub. Nts.,
3/15/11                             $   400,000   $     456,000
9.75% Sr. Sub. Nts., 9/15/10            400,000         478,000
----------------------------------------------------------------
KB Home:
7.75% Sr. Nts., 10/15/04                300,000         309,000
8.625% Sr. Sub. Nts., 12/15/08          250,000         281,250
9.50% Sr. Unsec. Sub. Nts.,
2/15/11                                 400,000         448,000
----------------------------------------------------------------
Meritage Corp., 9.75% Sr.
Unsec. Nts., 6/1/11                     350,000         392,875
----------------------------------------------------------------
Salton, Inc., 10.75% Sr. Unsec.
Sub. Nts., 12/15/05                     425,000         435,625
----------------------------------------------------------------
Standard Pacific Corp.,
9.25% Sr. Sub. Nts., 4/15/12            200,000         224,000
----------------------------------------------------------------
WCI Communities, Inc.,
9.125% Sr. Sub. Nts., 5/1/12            300,000         331,500
----------------------------------------------------------------
William Lyon Homes, Inc.,
10.75% Sr. Nts., 4/1/13                 400,000         457,000
----------------------------------------------------------------
Williams Scotsman, Inc.,
9.875% Sr. Unsec. Nts., 6/1/07          800,000         814,000
                                                  --------------
                                                      5,395,000


----------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.0%
Remington Arms Co., Inc.,
10.50% Sr. Unsec. Nts., 2/1/11          200,000         214,000
----------------------------------------------------------------
MEDIA--3.8%
Adelphia Communications Corp.:
7.875% Sr. Unsec. Nts., 5/1/09 3,11     350,000         322,000
10.25% Sr. Unsec. Nts., 11/1/06 3,11    400,000         374,000
10.25% Sr. Unsec. Sub. Nts.,
6/15/11 3,11                            400,000         380,000
10.875% Sr. Unsec. Nts.,
10/1/10 3,11                            400,000         376,000
----------------------------------------------------------------
Allbritton Communications Co.,
7.75% Sr. Unsec. Sub. Nts.,
12/15/12                              1,200,000       1,251,000
----------------------------------------------------------------
AMC Entertainment, Inc.,
9.50% Sr. Unsec. Sub. Nts., 2/1/11      500,000         527,500
----------------------------------------------------------------
Block Communications, Inc.,
9.25% Sr. Sub. Nts., 4/15/09            400,000         432,000
----------------------------------------------------------------
Charter Communications
Holdings LLC/Charter
Communications
Holdings Capital Corp.:
0%/9.92% Sr. Unsec.
Disc. Nts., 4/1/11 13                   900,000         774,000
8.625% Sr. Unsec. Nts., 4/1/09        2,000,000       1,755,000
10.75% Sr. Unsec. Nts., 10/1/09       1,100,000       1,014,750
11.125% Sr. Unsec. Nts., 1/15/11        500,000         461,250
----------------------------------------------------------------
Cinemark USA, Inc., 9% Sr.
Unsec. Sub. Nts., 2/1/13                400,000         452,000




                     11 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
----------------------------------------------------------------

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
MEDIA Continued
Corus Entertainment, Inc., 8.75%
Sr. Sub. Nts., 3/1/12               $   300,000   $     331,500
----------------------------------------------------------------
CSC Holdings, Inc.,
7.625% Sr. Unsec.
Unsub. Nts., Series B, 4/1/11         1,750,000       1,850,625
----------------------------------------------------------------
EchoStar DBS Corp.:
9.375% Sr. Unsec. Nts., 2/1/09          750,000         788,438
10.375% Sr. Unsec. Nts., 10/1/07        800,000         881,000
----------------------------------------------------------------
Emmis Communications Corp.:
0%/12.50% Sr. Unsec.
Disc. Nts., 3/15/11 13                  548,000         510,325
8.125% Sr. Unsec. Sub. Nts.,
Series B, 3/15/09                       600,000         632,250
----------------------------------------------------------------
Entravision Communications
Corp., 8.125% Sr. Sub. Nts.,
3/15/09                                 400,000         430,000
----------------------------------------------------------------
Granite Broadcasting Corp.,
9.75% Sr. Sec. Nts., 12/1/10            600,000         601,500
----------------------------------------------------------------
Hollinger International
Publishing, Inc., 9% Sr.
Unsec. Nts., 12/15/10                   400,000         427,000
----------------------------------------------------------------
Houghton Mifflin Co., 8.25%
Sr. Unsec. Nts., 2/1/11                 400,000         430,000
----------------------------------------------------------------
Insight Midwest LP/Insight
Capital, Inc., 9.75% Sr. Nts.,
10/1/09                                 200,000         212,500
----------------------------------------------------------------
Lin Television Corp., 6.50%
Sr. Sub. Nts., 5/15/13 7                400,000         402,500
----------------------------------------------------------------
LodgeNet Entertainment Corp.,
9.50% Sr. Sub. Debs., 6/15/13 1         200,000         220,000
----------------------------------------------------------------
Mediacom LLC/Mediacom
Capital Corp., 9.50% Sr. Unsec.
Nts., 1/15/13                           500,000         532,500
----------------------------------------------------------------
News America Holdings, Inc.,
8.875% Sr. Debs., 4/26/23               625,000         803,294
----------------------------------------------------------------
PanAmSat Corp., 8.50% Sr.
Unsec. Nts., 2/1/12                     900,000       1,003,500
----------------------------------------------------------------
PRIMEDIA, Inc., 8% Sr. Nts.,
5/15/13 7                               900,000         922,500
----------------------------------------------------------------
R.H. Donnelley Financial Corp. I,
10.875% Sr. Sub. Nts., 12/15/12 7       400,000         476,500
----------------------------------------------------------------
Radio One, Inc., 8.875% Sr.
Unsec. Sub. Nts., Series B, 7/1/11      200,000         221,500
----------------------------------------------------------------
Regal Cinemas, Inc., 9.375%
Sr. Sub. Nts., Series B, 2/1/12         200,000         227,000
----------------------------------------------------------------
Shaw Communications, Inc.,
8.54% Debs., 9/30/27 [CAD]              340,000         253,169
----------------------------------------------------------------
Sinclair Broadcast Group, Inc.:
8% Sr. Unsec. Sub. Nts., 3/15/12      1,050,000       1,139,250
8.75% Sr. Sub. Nts., 12/15/11           300,000         334,500
----------------------------------------------------------------
Spanish Broadcasting System, Inc.,
9.625% Sr. Unsec. Sub. Nts., 11/1/09    800,000         858,000


                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
MEDIA Continued
Vertis, Inc., 9.75% Sr. Sec. Nts.,
4/1/09                              $   200,000   $     218,250
----------------------------------------------------------------
Videotron Ltee, 6.875%
Sr. Nts., 1/15/14 7                     200,000         207,500
----------------------------------------------------------------
Vivendi Universal SA, 9.25%
Sr. Nts., 4/15/10 7                     550,000         654,500
----------------------------------------------------------------
Von Hoffmann Corp., 10.25%
Sr. Unsec. Nts., 3/15/09 7              200,000         214,000
----------------------------------------------------------------
WRC Media, Inc./Weekly Reader
Corp./CompassLearning Inc.,
12.75% Sr. Sub. Nts., 11/15/09          500,000         480,000
                                                  --------------
                                                     24,383,101


----------------------------------------------------------------
MULTILINE RETAIL--0.3%
J.C. Penney Co., Inc., 8% Nts.,
3/1/10                                  800,000         921,000
----------------------------------------------------------------
Saks, Inc.:
8.25% Sr. Unsec. Nts., 11/15/08         700,000         780,500
9.875% Nts., 10/1/11                    400,000         478,000
                                                  --------------
                                                      2,179,500


----------------------------------------------------------------
SPECIALTY RETAIL--0.4%
Asbury Automotive Group, Inc.,
9% Sr. Sub. Nts., 6/15/12               300,000         318,750
----------------------------------------------------------------
AutoNation, Inc., 9% Sr.
Unsec. Nts., 8/1/08                     500,000         576,250
----------------------------------------------------------------
CSK Auto, Inc., 12%
Sr. Unsec. Nts., 6/15/06                400,000         461,000
----------------------------------------------------------------
Eye Care Centers of America, Inc.,
9.125% Sr. Unsec. Sub. Nts., 5/1/08 1   200,000         201,000
----------------------------------------------------------------
Finlay Enterprises, Inc.,
9% Debs., 5/1/08                        100,000         102,875
----------------------------------------------------------------
Finlay Fine Jewelry Corp., 8.375%
Sr. Nts., 5/1/08                        300,000         312,000
----------------------------------------------------------------
Hollywood Entertainment Corp.,
9.625% Sr. Sub. Nts., 3/15/11 1         400,000         432,000
----------------------------------------------------------------
Petco Animal Supplies, Inc.,
10.75% Sr. Sub. Nts., 11/1/11 1         200,000         235,000
----------------------------------------------------------------
Rent-A-Center, Inc., 7.50%
Sr. Sub. Nts., Cl. B, 5/1/10            150,000         159,000
                                                  --------------
                                                      2,797,875


----------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--0.2%
Broder Bros. Co., 11.25%
Sr. Nts., 10/15/10 7                    400,000         396,000
----------------------------------------------------------------
Galey & Lord, Inc., 9.125%
Sr. Unsec. Sub. Nts., 3/1/08 1,3,11     400,000           5,000
----------------------------------------------------------------
Levi Strauss & Co., 12.25%
Sr. Nts., 12/15/12                      600,000         393,000
----------------------------------------------------------------
Oxford Industries, Inc., 8.875%
Sr. Nts., 6/1/11 7                      250,000         274,688




                     12 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1

----------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS Continued
Phillips/Van Heusen Corp.,
9.50% Sr. Unsec. Sub. Nts., 5/1/08  $   200,000   $     209,000
----------------------------------------------------------------
Russell Corp., 9.25% Sr. Nts.,
5/1/10                                  200,000         208,250
                                                  --------------
                                                      1,485,938

----------------------------------------------------------------
CONSUMER STAPLES--1.2%
----------------------------------------------------------------
BEVERAGES--0.1%
Constellation Brands, Inc.,
8.125% Sr. Sub. Nts., 1/15/12           300,000         330,000
----------------------------------------------------------------
FOOD & STAPLES RETAILING--0.4%
Delhaize America, Inc., 8.125%
Unsub. Debs., 4/15/11                 1,132,000       1,307,460
----------------------------------------------------------------
Fleming Cos., Inc.:
10.125% Sr. Unsec. Nts., 4/1/08 3,11    400,000          90,000
10.625% Sr. Unsec. Sub. Nts.,
Series D, 7/31/07 1,3                   200,000           1,500
----------------------------------------------------------------
Great Atlantic & Pacific Tea
Co., Inc. (The), 9.125% Sr. Nts.,
12/15/11                                400,000         368,000
----------------------------------------------------------------
Pantry, Inc. (The), 10.25%
Sr. Sub. Nts., 10/15/07                 200,000         208,000
----------------------------------------------------------------
Real Time Data Co., 13%
Disc. Nts., 5/31/09 1,3,11,14           142,981              --
----------------------------------------------------------------
Rite Aid Corp.:
8.125% Sr. Sec. Nts., 5/1/10            450,000         486,000
9.50% Sr. Sec. Nts., 2/15/11            200,000         226,500
                                                  --------------
                                                      2,687,460


----------------------------------------------------------------
FOOD PRODUCTS--0.6%
American Seafoods Group LLC,
10.125% Sr. Sub. Nts., 4/15/10 1        200,000         238,750
----------------------------------------------------------------
Aurora Foods, Inc., 8.75% Sr.
Sub. Nts., Series B, 7/1/08 3           200,000         157,000
----------------------------------------------------------------
Burns Philp Capital Pty Ltd.,
9.75% Sr. Sub. Nts., 7/15/12 7          450,000         483,750
----------------------------------------------------------------
Del Monte Corp., 8.625%
Sr. Sub. Nts., 12/15/12                 400,000         440,000
----------------------------------------------------------------
Doane Pet Care Co., 10.75%
Sr. Nts., 3/1/10 1                      350,000         364,000
----------------------------------------------------------------
Dole Food Co., Inc.:
8.625% Sr. Nts., 5/1/09                 400,000         441,000
8.875% Sr. Unsec. Nts., 3/15/11         200,000         220,500
----------------------------------------------------------------
Hines Nurseries, Inc.,
10.25% Sr. Nts., 10/1/11 7              200,000         219,000
----------------------------------------------------------------
Michael Foods, Inc., 8%
Sr. Sub. Nts., 11/15/13 7               200,000         209,500
----------------------------------------------------------------
Pinnacle Foods Holding Corp.,
8.25% Sr. Sub. Nts., 12/1/13 7          200,000         208,000
----------------------------------------------------------------
Smithfield Foods, Inc.,
7.625% Sr. Unsec.
Sub. Nts., 2/15/08                      400,000         406,000


                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
FOOD PRODUCTS Continued
United Biscuits Finance plc,
10.75% Sr. Sub. Nts.,
4/15/11 1 [GBP]                         400,000   $     801,988
                                                  --------------
                                                      4,189,488


----------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.1%
AKI, Inc., 10.50% Sr.
Unsec. Nts., 7/1/08 1                   350,000         365,750
----------------------------------------------------------------
Playtex Products, Inc., 9.375% Sr.
Unsec. Sub. Nts., 6/1/11                500,000         507,500
----------------------------------------------------------------
Styling Technology Corp.,
10.875% Sr. Unsec. Sub. Nts.,
7/1/08 1,3,11                            70,000              --
                                                  --------------
                                                        873,250

----------------------------------------------------------------
ENERGY--2.8%
----------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.5%
Dresser, Inc., 9.375%
Sr. Sub. Nts., 4/15/11                  300,000         327,750
----------------------------------------------------------------
Hanover Compress Co., 8.625%
Sr. Nts., 12/15/10                      300,000         313,500
----------------------------------------------------------------
Hanover Equipment Trust
2001A, 8.50% Sr. Sec. Nts.,
Series A, 9/1/08                        500,000         532,500
----------------------------------------------------------------
Hornbeck-Leevac
Marine Services, Inc.,
10.625% Sr. Nts., 8/1/08              1,000,000       1,110,000
----------------------------------------------------------------
Ocean Rig Norway AS, 10.25%
Sr. Sec. Nts., 6/1/08                   700,000         661,500
----------------------------------------------------------------
Petroleum Helicopters, Inc.,
9.375% Sr. Nts., 5/1/09                 200,000         213,500
----------------------------------------------------------------
Universal Compression, Inc.,
7.25% Sr. Unsec. Sub. Nts.,
5/15/10                                 400,000         418,000
                                                  --------------
                                                      3,576,750


----------------------------------------------------------------
OIL & GAS--2.3%
Chesapeake Energy Corp.,
8.125% Sr. Unsec. Nts., 4/1/11          600,000         669,000
----------------------------------------------------------------
Forest Oil Corp., 7.75%
Sr. Nts., 5/1/14                        300,000         318,750
----------------------------------------------------------------
Frontier Oil Corp.,
11.75% Sr. Nts., 11/15/09               400,000         454,000
----------------------------------------------------------------
GulfTerra Energy Partners LP:
8.50% Sr. Unsec. Sub. Nts.,
Series B, 6/1/10                        255,000         290,700
10.625% Sr. Sub. Nts., 12/1/12          235,000         292,575
----------------------------------------------------------------
Leviathan Gas Pipeline Partners
LP/Leviathan Finance Corp.,
10.375% Sr. Unsec. Sub. Nts.,
Series B, 6/1/09 1                      400,000         436,000




                     13 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
----------------------------------------------------------------

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
OIL & GAS Continued
Newfield Exploration Co.,
8.375% Sr. Sub. Nts., 8/15/12       $   500,000   $     562,500
----------------------------------------------------------------
Paramount Resources Ltd.,
7.875% Sr. Nts., 11/1/10                400,000         400,000
----------------------------------------------------------------
Pemex Project Funding
Master Trust:
6.625% Nts., 4/4/10 [EUR]               690,000         903,840
8.50% Unsub. Nts., 2/15/08              420,000         480,900
----------------------------------------------------------------
Petroleos Mexicanos:
6.50% Unsub. Nts., 2/1/05             4,115,000       4,315,606
9.375% Sr. Unsec. Bonds, 12/2/08        585,000         699,075
----------------------------------------------------------------
Pioneer Natural Resources Co.,
7.50% Sr. Nts., 4/15/12                 600,000         690,689
----------------------------------------------------------------
Premcor Refining Group, Inc.,
9.50% Sr. Nts., 2/1/13 1                900,000       1,030,500
----------------------------------------------------------------
Tesoro Petroleum Corp., 8%
Sr. Sec. Nts., 4/15/08                1,000,000       1,067,500
----------------------------------------------------------------
Tom Brown, Inc., Units (each
unit consists of $512 principal
amount of 7.25% sr. sub. nts.,
due 2013 and $488 principal
amount of Tom Brown
Resources Funding Corp.,
7.25% sr. sub. nts., due 2013) 15       150,000         159,375
----------------------------------------------------------------
Westport Resources Corp.:
8.25% Sr. Sub. Nts., 11/1/11 7          800,000         884,000
8.25% Sr. Unsec. Sub. Nts., 11/1/11     400,000         442,000
----------------------------------------------------------------
XTO Energy, Inc., 7.50%
Sr. Nts., 4/15/12                       500,000         567,500
                                                  --------------
                                                     14,664,510

----------------------------------------------------------------
FINANCIALS--1.5%
----------------------------------------------------------------
CAPITAL MARKETS--0.2%
American Color Graphics, Inc.,
10% Sr. Sec. Nts., 6/15/10 7            200,000         206,000
----------------------------------------------------------------
Berry Plastics Corp.:
10.75% Sr. Sub. Nts., 7/15/12 7         350,000         404,688
10.75% Sr. Sub. Nts., 7/15/12           400,000         462,500
                                                  --------------
                                                      1,073,188


----------------------------------------------------------------
COMMERCIAL BANKS--0.1%
Bank Plus Corp., 12%
Sr. Nts., 7/18/07 1                       7,000           7,525
----------------------------------------------------------------
BankUnited Capital Trust, 10.25%
Capital Securities, 12/31/26 1          100,000         109,750
----------------------------------------------------------------
Local Financial Corp., 11%
Sr. Nts., 9/8/04 1                      150,000         157,125
----------------------------------------------------------------
Ongko International Finance
Co. BV, 10.50% Sec. Nts.,
3/29/04 1,3,11                           90,000             563
----------------------------------------------------------------
Western Financial Bank, 9.625%
Unsec. Sub. Debs., 5/15/12              500,000         560,000
                                                  --------------
                                                        834,963



                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--0.3%
Bombardier Recreational, Inc.,
8.375% Sr. Sub. Nts., 12/15/13 7    $   200,000   $     210,000
----------------------------------------------------------------
Couche-Tard US LP/Couche-Tard
Finance Corp., 7.50% Sr. Sub. Nts.,
12/15/13 7                              150,000         157,875
----------------------------------------------------------------
Finova Group, Inc. (The),
7.50% Nts., 11/15/09                    900,000         544,500
----------------------------------------------------------------
LaBranche & Co., Inc., 12% Sr.
Unsec. Sub. Nts., 3/2/07                200,000         203,000
----------------------------------------------------------------
Pemex Project Funding Master
Trust, 7.375% Unsec. Unsub.
Nts., 12/15/14                          740,000         793,650
----------------------------------------------------------------
SBS Agro Finance BV, 10.25%
Bonds, 7/21/00 1,3,11                   339,000              --
                                                  --------------
                                                      1,909,025

----------------------------------------------------------------
INSURANCE--0.1%
Arbor I Ltd., 16.67% Nts.,
6/15/06 1,2                             500,000         502,550
----------------------------------------------------------------
Conseco, Inc., Escrow Shares,
6/15/09 11,12                           300,000              --
                                                  --------------
                                                        502,550

----------------------------------------------------------------
REAL ESTATE--0.7%
Capstar Hotel Co., 8.75%
Sr. Sub. Nts., 8/15/07 1                175,000         178,063
----------------------------------------------------------------
Corrections Corp. of America:
7.50% Sr. Nts., 5/1/11                  200,000         211,000
9.875% Sr. Nts., 5/1/09                 300,000         336,375
----------------------------------------------------------------
Felcor Lodging LP,
9% Sr. Nts., 6/1/11                     406,000         442,540
----------------------------------------------------------------
Felcor Suites LP,
7.375% Sr. Nts., 10/1/04                400,000         411,500
----------------------------------------------------------------
HMH Properties, Inc.,
7.875% Sr. Nts., Series B, 8/1/08       800,000         836,000
----------------------------------------------------------------
Host Marriott LP, 9.50%
Sr. Nts., 1/15/07                       400,000         447,000
----------------------------------------------------------------
MeriStar Hospitality Corp.:
8.75% Sr. Unsec. Sub. Nts., 8/15/07     325,000         330,688
9.125% Sr. Unsec. Nts., 1/15/11       1,300,000       1,384,500
----------------------------------------------------------------
Saul (B.F.) Real Estate Investment
Trust, 9.75% Sr. Sec. Nts.,
Series B, 4/1/08                        245,000         256,944
                                                  --------------
                                                      4,834,610


----------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.1%
WMC Finance Co., 11.75%
Sr. Nts., 12/15/08 7                    450,000         451,125



                     14 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
HEALTH CARE--1.7%
----------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.2%
Fisher Scientific International, Inc.,
8.125% Sr. Sub. Nts., 5/1/12        $   261,000   $     281,228
----------------------------------------------------------------
HMP Equity Holdings Corp.,
Units (each unit consists of
$1,000 principal amount of
15.43% sr. sec. disc. nts., 5/15/08
and one warrant to purchase
2.8094 shares of Huntsman
Corp. common stock) 8,15                300,000         184,500
----------------------------------------------------------------
Sybron Dental Specialties, Inc.,
8.125% Sr. Sub. Nts., 6/15/12           300,000         327,750
----------------------------------------------------------------
Universal Hospital Services, Inc.,
10.125% Sr. Nts., 11/1/11 7             300,000         316,500
----------------------------------------------------------------
Vanguard Health Systems, Inc.,
9.75% Sr. Unsec. Sub. Nts., 8/1/11      300,000         327,000
                                                  --------------
                                                      1,436,978


----------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--1.4%
AmeriPath, Inc., 10.50% Sr. Unsec.
Sub. Nts., 4/1/13                       300,000         321,000
----------------------------------------------------------------
AmerisourceBergen Corp., 7.25%
Sr. Unsec. Nts., 11/15/12               300,000         324,750
----------------------------------------------------------------
Beverly Enterprises, Inc., 9.625%
Sr. Unsec. Nts., 4/15/09                800,000         886,000
----------------------------------------------------------------
Extendicare Health Services, Inc.,
9.50% Sr. Unsec. Sub. Nts., 7/1/10 1    300,000         334,500
----------------------------------------------------------------
Fresenius Medical Care Capital
Trust II, 7.875% Nts., 2/1/08 1         900,000         965,250
----------------------------------------------------------------
Fresenius Medical Care
Capital Trust III, 7.375% Nts.,
2/1/08 1 [DEM]                           25,000          17,090
----------------------------------------------------------------
Fresenius Medical Care
Capital Trust IV, 7.875%
Trust Preferred Nts., 6/15/11           600,000         651,000
----------------------------------------------------------------
Genesis Healthcare Corp.,
8% Sr. Sub. Nts., 10/15/13 7            200,000         209,500
----------------------------------------------------------------
Hanger Orthopedic Group, Inc.,
10.375% Sr. Nts., 2/15/09 1             125,000         142,500
----------------------------------------------------------------
HCA, Inc., 6.30% Sr. Unsec.
Nts., 10/1/12                           500,000         516,372
----------------------------------------------------------------
Healthsouth Corp., 7.625%
Nts., 6/1/12                          1,000,000         940,000
----------------------------------------------------------------
Magellan Health Services,
Inc., 9.375% Sr. Nts., 11/15/07 7       700,000         738,500
----------------------------------------------------------------
Medquest, Inc., 11.875% Sr.
Unsec. Sub. Nts., Series B,
8/15/12                                 600,000         658,500
----------------------------------------------------------------
NDCHealth Corp., 10.50%
Sr. Unsec. Sub. Nts., 12/1/12           250,000         282,500


                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES Continued
PacifiCare Health Systems, Inc.,
10.75% Sr. Unsec. Unsub. Nts.,
6/1/09                              $   585,000   $     693,225
----------------------------------------------------------------
Quintiles Transnational Corp.,
10% Sr. Sub. Nts., 10/1/13 7            300,000         325,500
----------------------------------------------------------------
Tenet Healthcare Corp.,
6.375% Sr. Nts., 12/1/11                544,000         524,960
----------------------------------------------------------------
Triad Hospitals, Inc., 8.75%
Sr. Unsec. Nts., Series B, 5/1/09       400,000         435,500
----------------------------------------------------------------
US Oncology, Inc., 9.625%
Sr. Sub. Nts., 2/1/12                   300,000         330,750
                                                  --------------
                                                      9,297,397


----------------------------------------------------------------
PHARMACEUTICALS--0.1%
aaiPharma, Inc.,
11% Sr. Sub. Nts., 4/1/10               200,000         228,000
----------------------------------------------------------------
Valeant Pharmaceuticals
International, Inc., 7%
Sr. Nts., 12/15/11 7                    350,000         362,250
                                                  --------------
                                                        590,250

----------------------------------------------------------------
INDUSTRIALS--3.8%

----------------------------------------------------------------
AEROSPACE & DEFENSE--0.5%
Alliant Techsystems, Inc., 8.50%
Sr. Unsec. Sub. Nts., 5/15/11           300,000         331,500
----------------------------------------------------------------
American Plumbing &
Mechanical, Inc., 11.625%
Sr. Sub. Nts., Series B, 10/15/08 1,3   425,000         106,781
----------------------------------------------------------------
BE Aerospace, Inc.:
8.50% Sr. Nts., 10/1/10 7               200,000         215,500
8.875% Sr. Unsec. Sub. Nts., 5/1/11     200,000         188,500
----------------------------------------------------------------
K&F Industries, Inc., 9.625%
Sr. Unsec. Sub. Nts., 12/15/10          225,000         253,406
----------------------------------------------------------------
L-3 Communications Corp., 7.625%
Sr. Sub. Nts., 6/15/12                  300,000         326,625
----------------------------------------------------------------
Rexnord Corp., 10.125% Sr. Unsec.
Sub. Nts., 12/15/12                     350,000         385,000
----------------------------------------------------------------
TransDigm, Inc., 8.375%
Sr. Sub. Nts., 7/15/11                  400,000         427,500
----------------------------------------------------------------
TRW Automotive, Inc.:
9.375% Sr. Nts., 2/15/13                250,000         286,875
11% Sr. Sub. Nts., 2/15/13              300,000         354,750
----------------------------------------------------------------
Vought Aircraft Industries, Inc.,
8% Sr. Nts., 7/15/11 7                  200,000         205,250
                                                  --------------
                                                      3,081,687

----------------------------------------------------------------
AIR FREIGHT & LOGISTICS--0.0%
Atlas Air, Inc.:
9.25% Sr. Nts., 4/15/08 3,11            100,000          37,500
9.375% Sr. Unsec. Nts., 11/15/06 3,11   650,000         243,750
                                                  --------------
                                                        281,250





                     15 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
----------------------------------------------------------------


                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
AIRLINES--0.2%
America West Airlines, Inc.,
10.75% Sr. Nts., 9/1/05             $   450,000   $     438,750
----------------------------------------------------------------
Amtran, Inc., 10.50% Sr. Nts.,
8/1/04                                  700,000         607,250
                                                  --------------
                                                      1,046,000

----------------------------------------------------------------
BUILDING PRODUCTS--0.3%
Associated Materials, Inc.,
9.75% Sr. Sub. Nts., 4/15/12            200,000         220,000
----------------------------------------------------------------
Jacuzzi Brands, Inc., 9.625%
Sr. Sec. Nts., 7/1/10 7                 311,000         343,655
----------------------------------------------------------------
Nortek, Inc.:
9.125% Sr. Unsec. Nts.,
Series B, 9/1/07                        650,000         675,188
9.25% Sr. Nts., Series B, 3/15/07       150,000         154,875
9.875% Sr. Unsec. Sub.
Nts., 6/15/11                           250,000         276,875
----------------------------------------------------------------
North America Energy Partners,
Inc., 8.75% Sr. Unsec. Nts.,
12/1/11 7                               150,000         158,250
                                                  --------------
                                                      1,828,843


----------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.4%
Allied Waste
North America, Inc.:
7.875% Sr. Nts., 4/15/13                400,000         435,000
8.50% Sr. Sub. Nts., 12/1/08            900,000       1,005,750
8.875% Sr. Nts., Series B, 4/1/08       800,000         900,000
9.25% Sr. Sec. Debs., Series B,
9/1/12                                1,450,000       1,653,000
10% Sr. Unsec. Sub. Nts.,
Series B, 8/1/09                        500,000         542,500
----------------------------------------------------------------
Budget Group, Inc., 9.125%
Sr. Unsec. Nts., 4/1/06 3,11            700,000         129,500
----------------------------------------------------------------
Buhrmann US, Inc., 12.25%
Sr. Unsec. Sub. Nts., 11/1/09           500,000         562,500
----------------------------------------------------------------
Coinmach Corp., 9% Sr. Nts.,
2/1/10                                  250,000         272,500
----------------------------------------------------------------
Hydrochem Industrial
Services, Inc., 10.375% Sr. Sub.
Nts., 8/1/07 1                          150,000         143,625
----------------------------------------------------------------
IT Group, Inc., 11.25% Sr. Unsec.
Sub. Nts., Series B, 4/1/09 1,3,11      400,000              --
----------------------------------------------------------------
Kindercare Learning
Centers, Inc., 9.50% Sr. Sub. Nts.,
2/15/09 1                               500,000         510,000
----------------------------------------------------------------
Mail-Well I Corp., 9.625%
Sr. Nts., 3/15/12                       400,000         446,000
----------------------------------------------------------------
Moore North American
Finance, Inc., 7.875% Sr. Nts.,
1/15/11 7                               200,000         227,500


                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES Continued
Protection One, Inc./Protection
One Alarm Monitoring, Inc.,
7.375% Sr. Unsec. Nts., 8/15/05 1   $   400,000   $     370,000
----------------------------------------------------------------
Safety-Kleen Corp., 9.25% Sr.
Unsec. Nts., 5/15/09 1,3,11             400,000          20,000
----------------------------------------------------------------
Synagro Technologies, Inc.,
9.50% Sr. Sub. Nts., 4/1/09             200,000         218,000
----------------------------------------------------------------
United Rentals (North
America), Inc.:
9.25% Sr. Unsec. Sub. Nts.,
Series B, 1/15/09                       250,000         263,750
10.75% Sr. Unsec. Nts.,
Series B, 4/15/08                       300,000         339,000
10.75% Sr. Unsec. Nts.,
Series B, 4/15/08                       900,000       1,017,000
                                                  --------------
                                                      9,055,625


----------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.2%
Integrated Electrical Services,
Inc., 9.375% Sr. Sub. Nts.,
Series C, 2/1/09                        700,000         738,500
----------------------------------------------------------------
URS Corp.:
11.50% Sr. Unsec. Nts., 9/15/09 1       150,000         170,438
12.25% Sr. Sub. Nts.,
Series B, 5/1/09 1                      375,000         402,656
                                                  --------------
                                                      1,311,594


----------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.0%
Dayton Superior Corp.,
13% Sr. Unsec. Sub. Nts.,
6/15/09 1                               200,000         175,000
----------------------------------------------------------------
General Cable Corp.,
9.50% Sr. Nts., 11/15/10 7              200,000         215,000
                                                  --------------
                                                        390,000


----------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.3%
Great Lakes Dredge & Dock Co.,
7.75% Sr. Sub. Nts., 12/15/13 7         250,000         258,438
----------------------------------------------------------------
Tyco International Group SA:
6.375% Nts., 10/15/11                 1,600,000       1,718,000
6.75% Sr. Unsub. Nts., 2/15/11          300,000         329,250
                                                  --------------
                                                      2,305,688


----------------------------------------------------------------
MACHINERY--0.6%
Actuant Corp., 13%
Sr. Sub. Nts., 5/1/09                   208,000         271,440
----------------------------------------------------------------
AGCO Corp., 9.50%
Sr. Unsec. Nts., 5/1/08                 800,000         880,000
----------------------------------------------------------------
Insilco Corp., 12% Sr. Sub. Nts.,
8/15/07 1,3,11                          400,000           3,650
----------------------------------------------------------------
Manitowoc Co., Inc. (The),
10.50% Sr. Sub. Nts., 8/1/12            500,000         571,875




                     16 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
MACHINERY Continued
NMHG Holding Co., 10%
Sr. Nts., 5/15/09 1                 $   300,000   $     333,000
----------------------------------------------------------------
Roller Bearing Co. of America,
Inc., 9.625% Sr. Sub. Nts.,
Series B, 6/15/07                       540,000         505,575
----------------------------------------------------------------
SPX Corp., 7.50% Sr. Nts., 1/1/13       600,000         655,500
----------------------------------------------------------------
Terex Corp., 9.25% Sr. Unsec.
Sub. Nts., 7/15/11                      400,000         442,000
                                                  --------------
                                                      3,663,040


----------------------------------------------------------------
MARINE--0.1%
CP Ships Ltd., 10.375% Sr. Nts.,
7/15/12                                 600,000         699,000
----------------------------------------------------------------
Millenium Seacarriers, Inc., 12%
Sr. Sec. Nts., 7/15/05 1,3,11           250,000          96,175
----------------------------------------------------------------
Navigator Gas Transport plc,
10.50% First Priority Ship Mtg.
Nts., 6/30/07 1,3,11                    175,000          74,375
                                                  --------------
                                                        869,550


----------------------------------------------------------------
ROAD & RAIL--0.2%
Kansas City Southern
Railway Co. (The), 7.50%
Sr. Nts., 6/15/09                       400,000         412,000
----------------------------------------------------------------
Stena AB:
7.50% Sr. Nts., 11/1/13                 387,000         400,545
9.625% Sr. Nts., 12/1/12                250,000         283,125
                                                  --------------
                                                      1,095,670


----------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE--0.0%
Worldspan LP/Worldspan
Financial Corp., 9.625% Sr. Nts.,
6/15/11 7                               150,000         155,250
----------------------------------------------------------------
INFORMATION TECHNOLOGY--1.0%
----------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.1%
Orion Network Systems, Inc.,
12.50% Sr. Disc. Nts., 1/15/07 1,3      675,000         356,063
----------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.1%
Seagate Technology Hdd
Holdings, 8% Sr. Nts., 5/15/09          200,000         216,500
----------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.2%
Communications & Power
Industries, Inc., 12% Sr. Sub. Nts.,
Series B, 8/1/05 1                      250,000         256,875
----------------------------------------------------------------
Ingram Micro, Inc., 9.875%
Sr. Unsec. Sub. Nts., 8/15/08 1         700,000         777,000
----------------------------------------------------------------
Sensus Metering Systems, Inc.,
8.625% Sr. Sub. Nts., 12/15/13 7        450,000         464,063
                                                  --------------
                                                      1,497,938




                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.0%
Exodus Communications, Inc.,
10.75% Sr. Nts., 12/15/09 1,3,11 [EUR]  338,620   $      19,220
----------------------------------------------------------------
Globix Corp., 11% Sr. Nts.,
4/26/08 1                                65,615          58,069
----------------------------------------------------------------
NorthPoint Communications
Group, Inc., 12.875% Nts.,
2/15/10 1,3                             200,173              20
----------------------------------------------------------------
PSINet, Inc.:
10.50% Sr. Unsec. Nts.,
12/1/06 1,3,11 [EUR]                    100,000           5,203
11% Sr. Nts., 8/1/09 1,3,11,13          270,467          15,552
----------------------------------------------------------------
Verado Holdings, Inc., 0%/13%
Sr. Disc. Nts., 4/15/08 1,3,11,13       250,000              25
                                                  --------------
                                                         98,089


----------------------------------------------------------------
IT SERVICES--0.1%
Iron Mountain, Inc.,
7.75% Sr. Sub. Nts., 1/15/15            400,000         421,000
----------------------------------------------------------------
Titan Corp. (The),
8% Sr. Sub. Nts., 5/15/11 7             100,000         114,000
                                                  --------------
                                                        535,000


----------------------------------------------------------------
OFFICE ELECTRONICS--0.0%
ASAT Finance LLC, 12.50%
Sr. Unsec. Nts., 11/1/06 1              162,500         173,266
----------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.5%
AMI Semiconductor, Inc.,
10.75% Sr. Unsec. Sub. Nts., 2/1/13     389,000         465,828
----------------------------------------------------------------
Amkor Technology, Inc.:
7.75% Sr. Nts., 5/15/13                 950,000       1,023,625
9.25% Sr. Unsec. Sub. Nts.,
2/15/08                                 250,000         285,000
----------------------------------------------------------------
ChipPAC International Co. Ltd.,
12.75% Sr. Unsec. Sub. Nts.,
Series B, 8/1/09                        600,000         666,000
----------------------------------------------------------------
Micron Technology, Inc.,
6.50% Sub. Nts., 9/30/05 1            1,000,000         995,000
                                                  --------------
                                                      3,435,453

----------------------------------------------------------------
MATERIALS--4.4%
----------------------------------------------------------------
CHEMICALS--1.5%
Compass Minerals Group, Inc.,
10% Sr. Sub. Nts., 8/15/11              450,000         506,250
----------------------------------------------------------------
Equistar Chemicals LP/Equistar
Funding Corp.:
8.75% Sr. Unsec. Nts., 2/15/09          600,000         630,000
10.625% Sr. Nts., 5/1/11 7              500,000         555,000
10.625% Sr. Unsec. Nts., 5/1/11         400,000         444,000
----------------------------------------------------------------
Huntsman Corp./ICI
Chemical Co. plc:
10.125% Sr. Unsec. Sub.
Nts., 7/1/09                          1,000,000       1,035,000



                     17 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
----------------------------------------------------------------


                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
CHEMICALS Continued
Huntsman Corp./ICI Chemical
Co. plc: Continued
10.125% Sr. Unsec. Sub. Nts.,
7/1/09 [EUR]                            200,000   $     247,540
13.09% Sr. Unsec. Disc.
Nts., 12/31/09 8                        600,000         292,500
----------------------------------------------------------------
Huntsman International LLC:
9.875% Sr. Nts., 3/1/09                 300,000         330,000
9.875% Sr. Nts., 3/1/09 7               450,000         495,000
----------------------------------------------------------------
ISP Holdings, Inc., 10.625%
Sr. Sec. Nts., 12/15/09 1               200,000         221,000
----------------------------------------------------------------
Koppers Industry, Inc.,
9.875% Sr. Sec. Nts., 10/15/13 7        300,000         332,250
----------------------------------------------------------------
Kraton Polymers LLC/Capital
Corp., 8.125% Sr. Sub. Nts.,
1/15/14 7                               150,000         156,750
----------------------------------------------------------------
Lyondell Chemical Co.:
9.50% Sec. Nts., 12/15/08               300,000         315,000
9.625% Sr. Sec. Nts.,
Series A, 5/1/07 6                      400,000         426,000
9.875% Sec. Nts., Series B, 5/1/07    1,400,000       1,484,000
----------------------------------------------------------------
Millennium America, Inc.,
9.25% Sr. Nts., 6/15/08 7               450,000         492,750
----------------------------------------------------------------
OM Group, Inc., 9.25%
Sr. Sub. Nts., 12/15/11                 200,000         209,000
----------------------------------------------------------------
PCI Chemicals Canada,
10% Sr. Sec. Nts., 12/31/08             113,061         102,886
----------------------------------------------------------------
Pioneer Cos., Inc.,
4.64% Sr. Sec. Nts., 12/31/06 1,2        35,804          32,582
----------------------------------------------------------------
Polyone Corp., 8.875%
Sr. Unsec. Nts., 5/1/12                 600,000         555,000
----------------------------------------------------------------
Resolution Performance
Products LLC, 8% Sec. Nts.,
12/15/09 7                              250,000         260,000
----------------------------------------------------------------
Sterling Chemicals, Inc.:
10% Sr. Sec. Nts., 12/19/07 1           170,473         164,933
11.25% Sr. Sub. Nts., 8/15/06 1,3,11    540,000              --
----------------------------------------------------------------
Westlake Chemical Corp.,
8.75% Sr. Nts., 7/15/11 7               400,000         440,000
                                                  --------------
                                                      9,727,441

----------------------------------------------------------------
CONSTRUCTION MATERIALS--0.1%
Formica Corp., 10.875% Sr.
Unsec. Sub. Nts.,
Series B, 3/1/09 1,3,11                 200,000          36,000
----------------------------------------------------------------
Texas Industries, Inc., 10.25%
Sr. Unsec. Nts., 6/15/11 7              400,000         454,000
                                                  --------------
                                                        490,000

----------------------------------------------------------------
CONTAINERS & PACKAGING--1.1%
Ball Corp.:
6.875% Sr. Unsec. Nts., 12/15/12 7      300,000         315,000
7.75% Sr. Unsec. Nts., 8/1/06           125,000         135,000



                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
CONTAINERS & PACKAGING Continued
Consumers International, Inc.,
10.25% Sr. Sec. Nts., 4/1/05 1,3,11 $   250,000   $         625
----------------------------------------------------------------
Crown Euro Holdings SA:
9.50% Sr. Sec. Nts., 3/1/11             500,000         568,750
10.875% Sr. Sec. Nts., 3/1/13           200,000         236,250
----------------------------------------------------------------
Graphic Packaging
International Corp.:
8.50% Sr. Nts., 8/15/11 7               500,000         550,000
9.50% Sr. Sub. Nts., 8/15/13 7          350,000         388,500
----------------------------------------------------------------
Jefferson Smurfit Corp., 8.25%
Sr. Unsec. Nts., 10/1/12                250,000         272,500
----------------------------------------------------------------
MDP Acquisitions plc, 9.625%
Sr. Nts., 10/1/12                       400,000         450,000
----------------------------------------------------------------
Owens-Brockway Glass
Container, Inc.:
7.75% Sr. Sec. Nts., 5/15/11            450,000         485,438
8.25% Sr. Unsec. Nts., 5/15/13          400,000         431,500
8.75% Sr. Sec. Nts., 11/15/12         1,000,000       1,118,750
8.875% Sr. Sec. Nts., 2/15/09           200,000         220,250
----------------------------------------------------------------
Stone Container Corp.:
8.375% Sr. Nts., 7/1/12                 600,000         654,000
9.25% Sr. Unsec. Nts., 2/1/08           200,000         222,000
9.75% Sr. Unsec. Nts., 2/1/11           600,000         666,000
----------------------------------------------------------------
TriMas Corp., 9.875% Sr. Unsec.
Sub. Nts., 6/15/12                      500,000         523,750
                                                  --------------
                                                      7,238,313


----------------------------------------------------------------
METALS & MINING--0.9%
AK Steel Corp., 7.875%
Sr. Unsec. Nts., 2/15/09                500,000         441,250
----------------------------------------------------------------
Arch Western Finance LLC,
6.75% Sr. Nts., 7/1/13 7                400,000         413,000
----------------------------------------------------------------
Better Minerals & Aggregates Co.,
13% Sr. Unsec. Sub. Nts., 9/15/09 1     100,000          55,500
----------------------------------------------------------------
California Steel Industries Corp.,
8.50% Sr. Unsec. Nts.,
Series B, 4/1/09                        200,000         210,750
----------------------------------------------------------------
Century Aluminum Co.,
11.75% Sr. Sec. Nts., 4/15/08           500,000         560,000
----------------------------------------------------------------
IMCO Recycling, Inc.,
10.375% Sr. Sec. Nts., 10/15/10 7       300,000         309,750
----------------------------------------------------------------
International Utility
Structures, Inc.,
13% Unsec. Sub. Nts., 2/1/08 1,3         71,000             710
----------------------------------------------------------------
Jorgensen (Earle M.) Co., 9.75%
Sr. Sec. Nts., 6/1/12                   500,000         557,500
----------------------------------------------------------------
Kaiser Aluminum & Chemical
Corp., 10.875% Sr. Nts., Series B,
10/15/06 1,3,11                         500,000         452,500
----------------------------------------------------------------
Massey Energy Co.,
6.625% Sr. Nts.,
11/15/10 7                              200,000         206,000



                     18 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
METALS & MINING Continued
Metallurg, Inc., 11% Sr. Nts.,
12/1/07                             $   500,000   $     282,500
----------------------------------------------------------------
Oregon Steel Mills, Inc.,
10% Sr. Nts., 7/15/09                   400,000         353,000
----------------------------------------------------------------
Peabody Energy Corp., 6.875%
Sr. Unsec. Nts., Series B, 3/15/13      400,000         424,000
----------------------------------------------------------------
Steel Dynamics, Inc., 9.50%
Sr. Nts., 3/15/09                       200,000         223,000
----------------------------------------------------------------
UCAR Finance, Inc., 10.25%
Sr. Nts., 2/15/12                       300,000         346,500
----------------------------------------------------------------
United States Steel Corp.:
9.75% Sr. Nts., 5/15/10                 400,000         452,000
10.75% Sr. Nts., 8/1/08                 800,000         940,000
                                                  --------------
                                                      6,227,960


----------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.8%
Abitibi-Consolidated, Inc.,
8.55% Nts., 8/1/10                      200,000         223,060
----------------------------------------------------------------
Ainsworth Lumber Co. Ltd.:
12.50% Sr. Nts., 7/15/07 1,14           400,000         472,000
13.875% Sr. Sec. Nts., 7/15/07          400,000         462,000
----------------------------------------------------------------
Buckeye Technologies, Inc.,
8.50% Sr. Nts., 10/1/13                 100,000         107,500
----------------------------------------------------------------
Doman Industries Ltd.,
8.75% Sr. Nts., 3/15/04 1,3,11          900,000         157,500
----------------------------------------------------------------
Fort James Corp., 6.875%
Sr. Nts., 9/15/07                       500,000         530,000
----------------------------------------------------------------
Georgia-Pacific Corp.:
8.125% Sr. Unsec. Nts., 5/15/11       1,450,000       1,602,250
9.375% Sr. Unsec. Nts., 2/1/13          800,000         924,000
----------------------------------------------------------------
Inland Fiber Group LLC,
9.625% Sr. Unsec. Nts., 11/15/07 3      300,000         157,500
----------------------------------------------------------------
Tekni-Plex, Inc., 8.75%
Sr. Sec. Nts., 11/15/13 7               300,000         314,250
                                                  --------------
                                                      4,950,060

----------------------------------------------------------------
TELECOMMUNICATION SERVICES--3.3%
----------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.6%
360networks, Inc., 13% Sr.
Unsec. Nts., 5/1/08 1,3,11 [EUR]        250,000              32
----------------------------------------------------------------
Adelphia Business Solutions,
Inc., 12% Sr. Sub. Nts.,
11/1/07 1,3,11                          200,000           1,500
----------------------------------------------------------------
American Tower Corp.,
9.375% Sr. Nts., 2/1/09                 700,000         749,000
----------------------------------------------------------------
COLO.com, Inc., 13.875%
Sr. Nts., 3/15/10 1,3,11                336,404           2,523
----------------------------------------------------------------
Comcast UK Cable Partner Ltd.,
11.20% Sr. Unsec. Disc.
Debs., 11/15/07                         250,000         253,750
----------------------------------------------------------------
Concentric Network Corp.,
Escrow Shares, 12/15/07 1,12             80,000              --



                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES Continued
Crown Castle International
Corp., 7.50% Sr. Nts., 12/1/13 7    $   300,000   $     303,000
----------------------------------------------------------------
Dex Media East LLC/Dex Media
East Finance Co., 9.875% Sr.
Unsec. Nts., 11/15/09                   200,000         230,000
----------------------------------------------------------------
Dex Media West LLC/Dex
Media West Finance Co.:
8.50% Sr. Nts., 8/15/10 7               300,000         335,625
9.875% Sr. Sub. Nts., 8/15/13 7         600,000         700,500
----------------------------------------------------------------
Dex Media, Inc., 8% Nts.,
11/15/13 7                              700,000         738,500
----------------------------------------------------------------
Focal Communications Corp.:
11.875% Sr. Unsec. Nts.,
Series B, 1/15/10 1,3,11                 75,000           6,000
12.125% Sr. Unsec. Disc.
Nts., 2/15/08 1,3,11                     80,000           6,400
----------------------------------------------------------------
Intermedia Communications,
Inc., 0%/12.25% Sr. Disc. Nts.,
Series B, 3/1/09 3,11,13                200,000          75,000
----------------------------------------------------------------
IPC Acquisition Corp., 11.50%
Sr. Sub. Nts., 12/15/09                 200,000         219,000
----------------------------------------------------------------
Level 3 Communications, Inc.,
0%/10.50% Sr. Disc. Nts.,
12/1/08 13                              700,000         663,250
----------------------------------------------------------------
MCI Communications Corp.,
7.75% Sr. Unsec. Debs., 3/23/25 3,11    200,000         162,000
----------------------------------------------------------------
Metromedia Fiber Network,
Inc., 10% Sr. Unsec. Nts.,
Series B, 11/15/08 1,3,11               400,000          26,000
----------------------------------------------------------------
Nextlink Communications, Inc.:
Escrow Shares, 10/1/07 1,12             200,000              --
Escrow Shares, 11/15/08 1,12            300,000              --
Escrow Shares, 3/15/08 1,12             250,000              --
Escrow Shares, 6/1/09 1,12              400,000              --
----------------------------------------------------------------
Qwest Corp.:
7.20% Unsec. Nts., 11/1/04            1,600,000       1,644,000
8.875% Nts., 3/15/12 7                  300,000         345,750
----------------------------------------------------------------
Qwest Services Corp.,
13.50% Nts., 12/15/10 7                 300,000         366,000
----------------------------------------------------------------
Sprint Capital Corp.,
8.375% Nts., 3/15/12                    950,000       1,111,650
----------------------------------------------------------------
Telewest Communications plc:
0%/9.25% Sr. Disc. Nts.,
4/15/09 3,11,13                         600,000         315,000
0%/9.875% Sr. Disc. Nts.,
4/15/09 3,11,13 [GBP]                   200,000         182,595
----------------------------------------------------------------
Teligent, Inc., 11.50% Sr. Nts.,
12/1/07 1,3,11                          500,000              --
----------------------------------------------------------------
Telus Corp., 7.50% Nts., 6/1/07         790,000         884,929
----------------------------------------------------------------
Time Warner Telecom LLC/
Time Warner Telecom, Inc.,
9.75% Sr. Nts., 7/15/08               1,200,000       1,242,000




                     19 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
----------------------------------------------------------------


                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES Continued
Viatel, Inc., 11.25% Sr. Sec. Nts.,
4/15/08 1,3,11                      $   500,000   $          --
----------------------------------------------------------------
Winstar Communications, Inc.,
12.75% Sr. Nts., 4/15/10 1,3,11         250,000              25
                                                  --------------
                                                     10,564,029


----------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--1.7%
Alamosa Delaware, Inc., 12.50%
Sr. Unsec. Nts., 2/1/11                 650,000         666,250
----------------------------------------------------------------
American Tower Escrow Corp.,
12.25% Sr. Sub. Disc. Nts., 8/1/08 8    800,000         556,000
----------------------------------------------------------------
AT&T Corp., 8.75% Sr. Nts.,
11/15/31 2                              500,000         586,300
----------------------------------------------------------------
CellNet Data Systems, Inc., Sr.
Unsec. Disc. Nts., 10/1/07 1,3,11       400,000              --
----------------------------------------------------------------
Centennial Cellular
Operating Co./Centennial
Communications Corp.,
10.125% Sr. Nts., 6/15/13               600,000         661,500
----------------------------------------------------------------
Dobson Communications Corp.,
8.875% Sr. Nts., 10/1/13 7              400,000         407,000
----------------------------------------------------------------
IPCS, Inc., 0%/14% Sr. Unsec.
Disc. Nts., 7/15/10 1,3,11,13           300,000          42,000
----------------------------------------------------------------
Leap Wireless International, Inc.:
0%/14.50% Sr. Unsec. Disc. Nts.,
4/15/10 1,3,11,13                       700,000          87,500
12.50% Sr. Nts., 4/15/10 1,3            100,000          14,500
----------------------------------------------------------------
Nextel Communications, Inc.:
7.375% Sr. Nts., 8/1/15                 280,000         302,400
9.375% Sr. Unsec. Nts., 11/15/09      2,200,000       2,409,000
----------------------------------------------------------------
Nextel Partners, Inc.:
11% Sr. Nts., 3/15/10                   500,000         555,000
11% Sr. Unsec. Nts., 3/15/10            150,000         166,500
12.50% Sr. Nts., 11/15/09               342,000         398,430
----------------------------------------------------------------
Orbcomm Global LP,
Escrow Shares, 8/15/04 1,12             200,000              --
----------------------------------------------------------------
Rural Cellular Corp.:
9.625% Sr. Sub. Nts.,
Series B, 5/15/08                       500,000         490,000
9.875% Sr. Nts., 2/1/10                 400,000         428,000
----------------------------------------------------------------
SBA Communications Corp.:
10.25% Sr. Unsec. Nts., 2/1/09          200,000         197,500
12% Sr. Unsec. Disc. Nts., 3/1/08 1     296,000         323,380
----------------------------------------------------------------
SBA Telecommunications, Inc./
SBA Communications Corp.,
0%/9.75% Sr. Disc. Nts., 12/15/11 7,13  650,000         461,500
----------------------------------------------------------------
SpectraSite, Inc., 8.25% Sr. Nts.,
5/15/10 1                               200,000         214,500
----------------------------------------------------------------
Triton PCS, Inc.:
8.50% Sr. Unsec. Nts., 6/1/13           400,000         432,000
8.75% Sr. Unsec. Sub. Nts.,
11/15/11                                200,000         198,000


                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES Continued
US Unwired, Inc., 0%/13.375% Sr.
Unsec. Sub. Disc. Nts., Series B,
11/1/09 13                          $   900,000   $     657,000
----------------------------------------------------------------
Western Wireless Corp., 9.25%
Sr. Unsec. Nts., 7/15/13                450,000         477,000
                                                  --------------
                                                     10,731,260

----------------------------------------------------------------
UTILITIES--3.3%
----------------------------------------------------------------
ELECTRIC UTILITIES--1.8%
AES Corp. (The):
8.75% Sr. Sec. Nts., 5/15/13 7        1,300,000       1,459,250
8.75% Sr. Unsec. Unsub. Nts.,
6/15/08                                 244,000         262,910
8.875% Sr. Unsec. Nts., 2/15/11         103,000         112,785
9.375% Sr. Unsec. Nts., 9/15/10          97,000         108,034
----------------------------------------------------------------
AES Drax Holdings Ltd., 10.41%
Sr. Sec. Sub. Nts., Series B,
12/31/20 1,3                            300,000         261,000
----------------------------------------------------------------
Caithness Coso Funding Corp.,
9.05% Sr. Sec. Nts., Series B,
12/15/09                                334,800         364,932
----------------------------------------------------------------
Calpine Corp.:
8.25% Sr. Unsec. Nts., 8/15/05          200,000         194,500
8.50% Sr. Sec. Nts., 7/15/10 7        1,300,000       1,274,000
8.75% Sr. Nts., 7/15/07                 400,000         330,000
8.75% Sr. Sec. Nts., 7/15/13 7          650,000         637,000
9.875% Sr. Sec. Nts., 12/1/11 7         700,000         722,750
----------------------------------------------------------------
Central Termica Guemes SA,
2% Nts., 1/1/12 1                        90,000           9,000
----------------------------------------------------------------
CMS Energy Corp.:
7.75% Sr. Nts., 8/1/10 7                200,000         211,250
8.50% Sr. Nts., 4/15/11                 250,000         271,250
9.875% Sr. Unsec. Nts., 10/15/07        900,000       1,008,000
----------------------------------------------------------------
CMS Energy X-TRAS Pass-
Through Trust I, 7% Sr. Unsec.
Pass-Through Certificates,
1/15/05                                 300,000         309,000
----------------------------------------------------------------
Edison Mission Energy, 10% Sr.
Unsec. Nts., 8/15/08                    800,000         834,000
----------------------------------------------------------------
Funding Corp./Beaver Valley
Funding Corp., 9% Second Lease
Obligation Bonds, 6/1/17                199,000         229,129
----------------------------------------------------------------
Mirant Americas
Generation LLC, 7.625% Sr.
Unsec. Nts., 5/1/06 3                   200,000         170,000
----------------------------------------------------------------
MSW Energy Holdings LLC/
MSW Energy Finance Co., Inc.:
7.375% Sr. Sec. Nts., 9/1/10 7          350,000         367,500
8.50% Sr. Sec. Nts., 9/1/10 7           200,000         219,000
----------------------------------------------------------------
NRG Energy, Inc.,
8% Sr. Sec. Nts.,
12/15/13 7                              800,000         845,000




                     20 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
ELECTRIC UTILITIES Continued
PG&E Corp., 6.875% Sr. Sec. Nts.,
7/15/08 7                           $   400,000   $     435,000
----------------------------------------------------------------
Reliant Resources, Inc.:
9.25% Sr. Sec. Nts., 7/15/10 7          250,000         266,250
9.50% Sr. Sec. Nts., 7/15/13 7          250,000         268,750
----------------------------------------------------------------
Westar Energy, Inc., 9.75% Sr.
Unsec. Nts., 5/15/07                    600,000         684,750
                                                  --------------
                                                     11,855,040

----------------------------------------------------------------
GAS UTILITIES--0.5%
AmeriGas Partners LP/AmeriGas
Eagle Finance Corp., 8.875% Sr.
Unsec. Nts., Series B, 5/20/11          500,000         552,500
----------------------------------------------------------------
El Paso Energy Corp.,
7.625% Nts., 7/15/11                    200,000         186,250
----------------------------------------------------------------
SEMCO Energy, Inc.:
7.125% Sr. Nts., 5/15/08 7              150,000         156,938
7.75% Sr. Nts., 5/15/13                 150,000         158,438
----------------------------------------------------------------
Southern Natural Gas Co., 8% Sr.
Unsub. Nts., 3/1/32                     300,000         311,250
----------------------------------------------------------------
Tennessee Gas Pipeline Co.,
7.50% Bonds, 4/1/17                     800,000         830,000
----------------------------------------------------------------
Williams Cos., Inc. (The), 7.125%
Nts., 9/1/11                          1,100,000       1,168,750
                                                  --------------
                                                      3,364,126

----------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--1.0%
AES Red Oak LLC, 8.54% Sr. Sec.
Bonds, Series A, 11/30/19               576,863         625,869
----------------------------------------------------------------
Consumers Energy Co.,
7.375% Nts., 9/15/23                    250,000         256,316
----------------------------------------------------------------
Dynegy Holdings, Inc.:
6.875% Sr. Unsec. Unsub. Nts.,
4/1/11                                1,100,000       1,018,875
8.75% Sr. Nts., 2/15/12                 850,000         861,688
10.125% Sr. Sec. Nts., 7/15/13 7        800,000         924,000
----------------------------------------------------------------
El Paso Production Holding Co.,
7.75% Sr. Nts., 6/1/13 7                650,000         643,500
----------------------------------------------------------------
Mirant Mid-Atlantic LLC, 8.625%
Sec. Pass-Through Certificates,
Series A, 6/30/12 1                     467,843         470,475
----------------------------------------------------------------
Williams Cos., Inc. (The):
8.625% Sr. Nts., 6/1/10                 400,000         451,000
9.25% Sr. Unsec. Unsub. Nts.,
3/15/04                                 800,000         814,000
                                                  --------------
                                                      6,065,723
                                                  --------------
Total Corporate Bonds and Notes
(Cost $200,857,848)                                 208,852,267


                                                   MARKET VALUE
                                         SHARES     SEE NOTE 1
----------------------------------------------------------------
PREFERRED STOCKS--0.4%
AmeriKing, Inc., 13% Cum. Sr.
Exchangeable, Non-Vtg. 1,11,14            4,253   $          43
----------------------------------------------------------------
Doane Pet Care Co., 14.25% Jr.
Sub. Debs., Non-Vtg. 1,11                 5,000         231,250
----------------------------------------------------------------
Dobson Communications Corp.,
6% Cv., Series F (converts into
Dobson Communications Corp.,
Cl. A common stock), Non-Vtg.               550          99,000
----------------------------------------------------------------
e.spire Communications, Inc.,
12.75% Jr. Redeemable,
Non-Vtg. 1,11,14                            216              22
----------------------------------------------------------------
Eagle-Picher Holdings, Inc.,
11.75% Cum. Exchangeable,
Series B, Non-Vtg. 1,11                   5,000         366,250
----------------------------------------------------------------
ICG Holdings, Inc., 14.25%
Exchangeable, Non-Vtg. 1,11,14              151              --
----------------------------------------------------------------
Nebco Evans Holdings, Inc.,
11.25% Sr. Redeemable
Exchangeable, Non-Vtg. 1,11,14            6,061              --
----------------------------------------------------------------
NTL Europe, Inc., 10% Cum.,
Series A, Non-Vtg.                            8              66
----------------------------------------------------------------
Paxson Communications Corp.:
14.25% Cum. 11,14                             1           8,626
14.25% Cum. Jr. Exchangeable,
Non-Vtg. 14                                  38         350,550
----------------------------------------------------------------
Pennsylvania Real Estate
Investment Trust, 11%                     2,000         122,000
----------------------------------------------------------------
Rural Cellular Corp., 11.375%
Cum., Series B, Non-Vtg. 14                 630         492,975
----------------------------------------------------------------
Sovereign Real Estate
Investment Trust, 12%
Non-Cum., Series A 1                      4,600         688,850
                                                  --------------
Total Preferred Stocks
(Cost $2,986,921)                                     2,359,632

----------------------------------------------------------------
COMMON STOCKS--1.0%
Adelphia Business
Solutions, Inc. 11                          363               3
----------------------------------------------------------------
Banco Bradesco SA,
Sponsored ADR                            10,745         283,775
----------------------------------------------------------------
Banco Itau Holding
Financeira SA, ADR                        5,320         259,456
----------------------------------------------------------------
Bank Pekao SA, GDR                        6,900         202,377
----------------------------------------------------------------
Brasil Telecom Participacoes
SA, ADR                                   9,530         360,234
----------------------------------------------------------------
Cesky Telecom AS, GDR                    14,391         161,899
----------------------------------------------------------------
Charles River Laboratories
International, Inc. 11                    2,660          91,318
----------------------------------------------------------------
Classic Cable, Inc. 11                      529              --
----------------------------------------------------------------
Companhia de Bebidas das
Americas, ADR                            17,425         444,512



                     21 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
----------------------------------------------------------------


                                                   MARKET VALUE
                                         SHARES      SEE NOTE 1
----------------------------------------------------------------
COMMON STOCKS Continued
Conseco, Inc. 11                         13,986   $     304,895
----------------------------------------------------------------
Covad Communications
Group, Inc. 11                           16,528          59,501
----------------------------------------------------------------
Criimi MAE, Inc. 11                      71,447         745,192
----------------------------------------------------------------
Dobson Communications
Corp., Cl. A 11                          35,400         186,062
----------------------------------------------------------------
Equinix, Inc. 11                          3,287          92,693
----------------------------------------------------------------
Gedeon Richter Rt,
Sponsored GDR                             1,065         125,670
----------------------------------------------------------------
Geotek Communications, Inc.,
Liquidating Trust 1,11,12                    90              --
----------------------------------------------------------------
Geotek Communications, Inc.,
Series B, Escrow Shares 1,11,12             210              --
----------------------------------------------------------------
Globix Corp.11                            6,880          27,520
----------------------------------------------------------------
Horizon Natural
Resources Co. 1,11                        6,667              --
----------------------------------------------------------------
ICO Global Communication
Holdings Ltd. 1,11                        6,016           3,068
----------------------------------------------------------------
KGHM Polska
Miedz SA, GDR 11                          6,162          83,803
----------------------------------------------------------------
Komercni Banka AS, GDR                    9,215         285,481
----------------------------------------------------------------
Magyar Tavkozlesi Rt,
Sponsored ADR                             7,267         135,966
----------------------------------------------------------------
Microcell Telecommunications, Inc. 11       770          10,277
----------------------------------------------------------------
Microcell Telecommunications,
Inc., Cl. A 11                                6              90
----------------------------------------------------------------
Microcell Telecommunications,
Inc., Cl. B 11                              766          10,245
----------------------------------------------------------------
MOL Magyar Olaj-es Gazipari
Rt, Sponsored GDR                         4,581         139,721
----------------------------------------------------------------
NTL, Inc. 11                              7,842         546,980
----------------------------------------------------------------
Orbital Sciences Corp.11                    745           8,955
----------------------------------------------------------------
OTP Bank Rt, GDR 11                       8,952         234,990
----------------------------------------------------------------
Petroleo Brasileiro SA, ADR              16,400         479,536
----------------------------------------------------------------
Pioneer Cos., Inc. 11                     7,312          59,593
----------------------------------------------------------------
Polski Koncern Naftowy Orlen
SA, GDR                                  16,081         215,485
----------------------------------------------------------------
Prandium, Inc. 11                        24,165             967
----------------------------------------------------------------
Premier Holdings Ltd. 1,11               18,514              --
----------------------------------------------------------------
Southern Pacific Funding Corp.,
Liquidating Trust 1,12                   83,868              --
----------------------------------------------------------------
Star Gas Partners LP                        187           4,572
----------------------------------------------------------------
Sterling Chemicals, Inc. 11                 686          18,008
----------------------------------------------------------------
Telekomunikacja Polska SA, GDR           53,266         213,064
----------------------------------------------------------------
TVMAX Holdings, Inc. 1,11                 1,000           2,500
----------------------------------------------------------------
UnitedGlobalCom, Inc., Cl. A 11          45,361         384,661
----------------------------------------------------------------
Viatel Holding Ltd.
(Bermuda) 1,11                            1,958           4,308


                                                   MARKET VALUE
                                         SHARES      SEE NOTE 1
----------------------------------------------------------------
COMMON STOCKS Continued
Wilshire Financial Services
Group, Inc. 11                            6,273   $      37,575
----------------------------------------------------------------
WRC Media Corp. 1,11                      1,082              22
----------------------------------------------------------------
XO Communications, Inc. 11                1,100           6,325
                                                  --------------
Total Common Stocks
(Cost $6,061,070)                                     6,231,299

                                          UNITS
----------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.9%
American Tower Corp. Wts.,
Exp. 8/1/08 1,11                            800         100,400
----------------------------------------------------------------
ASAT Finance LLC Wts.,
Exp. 11/1/06 1,11                           250             281
----------------------------------------------------------------
Chesapeake Energy Corp. Wts.:
Exp. 5/1/05 1,11                            416               4
Exp. 9/1/04 11                              534              60
----------------------------------------------------------------
Citigroup, Inc. Litigation Wts.,
Exp. 12/31/50 11                          2,404           2,548
----------------------------------------------------------------
COLO.com, Inc. Wts.,
Exp. 3/15/10 1,11                           400               4
----------------------------------------------------------------
Concentric Network Corp. Wts.,
Exp. 12/15/07 1,11                          100              --
----------------------------------------------------------------
Covergent Communications, Inc.
Wts., Exp. 4/1/08 1,11                      400               4
----------------------------------------------------------------
HF Holdings, Inc. Wts.,
Exp. 9/27/09 1,11                           530              72
----------------------------------------------------------------
Horizon PCS, Inc. Wts.,
Exp. 10/1/10 1,11                         1,000              --
----------------------------------------------------------------
ICG Communications, Inc.
Wts., Exp. 9/15/05 1,11                     825               8
----------------------------------------------------------------
ICO Global Communication
Holdings Ltd. Wts.:
Exp. 5/16/06 1,11                         1,509               8
Exp. 5/16/06 1,11                             2              --
----------------------------------------------------------------
Imperial Credit Industries, Inc.
Wts., Exp. 1/31/08 1,11                   2,135              --
----------------------------------------------------------------
Insilco Corp. Wts., Exp. 8/15/07 1,11       270              --
----------------------------------------------------------------
IPCS, Inc. Wts., Exp. 6/15/10 1,11          300               3
----------------------------------------------------------------
Leap Wireless International, Inc.
Wts., Exp. 4/15/10 1,11                     275              --
----------------------------------------------------------------
Long Distance International, Inc.
Wts., Exp. 4/13/08 1,11                     200              --
----------------------------------------------------------------
Loral Space & Communications
Ltd. Wts., Exp. 1/15/07 1,11                150               2
----------------------------------------------------------------
Microcell
Telecommunications, Inc.:
Cl. A Wts., Exp. 5/1/05 11                  284             434
Cl. B Wts., Exp. 5/1/08 11                  474           1,009
----------------------------------------------------------------
Millenium Seacarriers, Inc. Wts.,
Exp. 7/15/05 1,11                           250               3



                     22 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                                   MARKET VALUE
                                          UNITS      SEE NOTE 1
----------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES Continued
Morgan Stanley Capital I, Inc.
All Country Asia Free (except
for Japan) Wts., Exp. 3/4/05 11         105,050   $   1,528,183
----------------------------------------------------------------
Morgan Stanley Capital I, Inc.
Basket of Countries Wts.,
Exp. 3/4/05 11                          117,454       1,589,787
----------------------------------------------------------------
Morgan Stanley Capital III, Inc.
All Country Asia Free (except
for Japan) Wts., Exp. 3/4/05 11         203,221       2,451,638
----------------------------------------------------------------
Ntelos, Inc. Wts., Exp. 8/15/10 1,11        450             225
----------------------------------------------------------------
Occidente y Caribe Celular SA
Wts., Exp. 3/15/04 1,11                     800              --
----------------------------------------------------------------
Pathmark Stores, Inc. Wts.,
Exp. 9/19/10 11                           5,710           5,367
----------------------------------------------------------------
PLD Telekom, Inc. Wts., Exp.
6/1/06 (cv. into Metromedia
International Group, Inc.) 1,11             300               3
----------------------------------------------------------------
Real Time Data Co. Wts.,
Exp. 5/31/04 1,11                        36,431              --
----------------------------------------------------------------
Republic Technologies
International LLC Wts.,
Exp. 7/15/09 1,11                           200              --
----------------------------------------------------------------
Sterling Chemicals, Inc.
Wts., Exp. 12/19/08 1,11                  1,115              --
----------------------------------------------------------------
Telus Corp. Wts., Exp. 9/15/05 11           269           2,198
----------------------------------------------------------------
Verado Holdings, Inc., Cl. B Wts.,
Exp. 4/15/08 1,11                           175              71
----------------------------------------------------------------
XO Communications, Inc.:
Cl. A Wts., Exp. 1/16/10 11               2,204           4,298
Cl. B Wts., Exp. 1/16/10 11               1,653           2,810
Cl. C Wts., Exp. 1/16/10 11               1,653           1,818
                                                  --------------
Total Rights, Warrants and
Certificates (Cost $4,265,347)                        5,691,238

                                      PRINCIPAL
                                         AMOUNT
----------------------------------------------------------------
STRUCTURED NOTES--9.6%
Citigroup Global Capital
Markets Holdings, Inc., Brazilian
Real Linked Nts., 23.18%,
5/20/04 8 [BRR]                         559,878         183,411
----------------------------------------------------------------
Citigroup Global Markets
Holdings, Inc., Argentine Peso
Unsec. Linked Nts., 7/6/04              265,000         269,797
----------------------------------------------------------------
Credit Suisse First Boston
Corp. (Cayman), Russia
(Government of) Linked Bonds:
Series 24, 15%, 9/2/05 [RUR]         22,279,000         846,819
Series 26, 15%, 3/11/05 [RUR]        22,587,000         836,899
----------------------------------------------------------------
Credit Suisse First Boston Corp.
(Nassau Branch), U.S. Dollar/
Philippine Peso Linked Nts.,
12.50%, 3/5/12 2 [PHP]               47,430,000         836,518


                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
STRUCTURED NOTES Continued
Credit Suisse First Boston Corp.
(New York Branch), Russian
Obligatzii Federal'nogo Zaima
Linked Nts., Series 28001,
10.028%, 1/21/04 1,2 [RUR]              277,180   $       9,517
----------------------------------------------------------------
Credit Suisse First Boston
International, U.S. Dollar/South
African Rand Linked Nts., Series
FBi 43, 1.10%, 5/23/22 2                825,000         797,693
----------------------------------------------------------------
Deutsche Bank AG, Basket of
Emerging Market Currencies
Linked Nts.:
0.85%, 1/20/04                        2,045,000       2,048,477
0.85%, 3/24/04                        2,100,000       2,100,630
----------------------------------------------------------------
Deutsche Bank AG, Indonesia
(Republic of) Rupiah Linked Nts.:
14%, 6/22/09                            963,196       1,071,170
14%, 6/22/09                            524,383         551,389
14%, 6/22/09                            470,000         515,355
----------------------------------------------------------------
Deutsche Bank AG, Moscow
(City of) Linked Nts.,
15%, 9/2/05 [RUR]                    30,255,000       1,125,671
----------------------------------------------------------------
Deutsche Bank AG, Peru
(Republic of) Credit Default
Linked Bonds, 4.621%, 4/29/06 2         575,000         598,518
----------------------------------------------------------------
Deutsche Bank AG, Venezuela
(Republic of) Credit Linked
Certificate of Deposit, 8.18%,
9/20/06 2                             1,630,000       1,724,051
----------------------------------------------------------------
Deutsche Bank AG, Venezuela
(Republic of) Credit Linked Nts.:
7.32%, 12/20/06 2                     2,570,000       2,654,039
11.39%, 6/15/04 2                       775,000         806,310
----------------------------------------------------------------
JPMorgan Chase Bank, EMBI
Plus Turkey (Republic of) Linked
Certificate of Deposit, 1.50%,
4/22/04                               1,212,000       1,082,634
----------------------------------------------------------------
JPMorgan Chase Bank, Polish
Zloty/Euro Linked Certificate of
Deposit, 0.91%, 4/7/04                  505,000         490,217
----------------------------------------------------------------
JPMorgan Chase Bank, TRAC-X
NA High Yield T1 Credit Default
Swap Bonds, 7.375%, 3/25/09 7         8,200,000       8,589,500
----------------------------------------------------------------
JPMorgan Chase Bank, TRAC-X
NA High Yield T3 Credit Default
Swap Bonds, 8%, 3/25/09 7            17,700,000      18,562,875
----------------------------------------------------------------
JPMorgan Chase Bank,
Venezuela (Republic of) Credit
Linked Certificate of Deposit:
8.028%, 9/20/05 2                     1,150,000       1,198,645
8.078%, 9/20/05 2                     1,150,000       1,199,680
----------------------------------------------------------------
JPMorgan Chase Bank, Venezuela
(Republic of) Credit Linked
Default Bonds, 8.178%, 9/20/05 2      1,150,000       1,201,520




                     23 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
----------------------------------------------------------------


                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
STRUCTURED NOTES Continued
Lehman Brothers Special Financing,
Inc., High Yield Index Linked Nts.,
0.97%, 1/1/05 2,4                   $10,000,000   $  10,000,000
----------------------------------------------------------------
Morgan Stanley Capital Services,
Inc., Venezuela ( Republic of) Credit
Swap Bonds, 6.05%, 12/20/06           1,560,000       1,494,667
----------------------------------------------------------------
Pioneer 2002 Ltd. Sec. Catastrophe
Linked Nts.:
Series 2002-1, Cl. E-A,
5.42%, 6/15/06 2                        500,000         500,775
Series 2003-II, Cl. A,
7.17%, 6/15/06 1,2                      500,000         514,900
Series 2003-II, Cl. B,
6.17%, 6/15/06 1,2                      500,000         505,475
Series 2003-II, Cl. C,
6.92%, 6/15/06 1,2                      500,000         504,950
                                                  --------------
Total Structured Notes
(Cost $61,691,382)                                   62,822,102

                 DATE    STRIKE        CONTRACTS
----------------------------------------------------------------
OPTIONS PURCHASED--0.1%
Euro Call 1,11 1/8/04   1.25EUR        22,955,000       188,745
----------------------------------------------------------------
Japanese
Yen Call 1,11 4/22/04 102.92JPY     3,594,000,000       405,403
----------------------------------------------------------------
Japanese
Yen Call 1,11  6/1/04    107JPY       660,000,000       155,826
----------------------------------------------------------------
Japanese
Yen Put 1,11  2/25/04    122JPY/EUR 16  3,255,000            65
                                                  --------------
Total Options Purchased (Cost $666,194)                 750,039


                                      PRINCIPAL    MARKET VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--11.1% 17
Undivided interest of 4.51% in joint
repurchase agreement (Principal
Amount/Market Value $1,603,898,000, with
a maturity value of $1,603,979,086) with
PaineWebber, Inc., 0.91%, dated
12/31/03, to be repurchased at
$72,415,661 on 1/2/04, collateralized by
Federal Home Loan Mortgage Corp.,
5%--5.50%, 9/1/33--11/1/33, with a value
of $405,980,626 and Federal National
Mortgage Assn., 4.50%, 10/1/33, with a
value of $1,234,398,060
(Cost $72,412,000)                  $72,412,000    $ 72,412,000

----------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $690,811,899)                       109.0%    711,070,155
----------------------------------------------------------------
LIABILITIES IN EXCESS
OF OTHER ASSETS                            (9.0)    (59,842,335)
                                    ----------------------------
NET ASSETS                                100.0%   $651,227,820
                                    ============================




                     24 | OPPENHEIMER STRATEGIC BOND FUND/VA

FOOTNOTES TO STATEMENT OF INVESTMENTS
Principal amount, strike, contracts and notional amount are reported in U.S. Dollars, except for those denoted in the following currencies:

ARP     Argentine Peso                  HUF     Hungarian Forints
BRR     Brazilian Real                  JPY     Japanese Yen
CAD     Canadian Dollar                 NZD     New Zealand Dollar
DEM     German Mark                     PHP     Philippines Peso
DKK     Danish Krone                    PLZ     Polish Zloty
EUR     Euro                            RUR     Russian Ruble
FRF     French Franc                    SEK     Swedish Krona
GBP     British Pound Sterling

1. Identifies issues considered to be illiquid or restricted. See Note 11 of Notes to Financial Statements.

2. Represents the current interest rate for a variable or increasing rate security.

3. Issue is in default. See Note 1 of Notes to Financial Statements.

4. When-issued security to be delivered and settled after December 31, 2003. See
Note 1 of Notes to Financial Statements.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $701,573 or 0.11% of the Fund's net assets as of December 31, 2003.

6. Securities with an aggregate market value of $1,907,993 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $60,904,317 or 9.35% of the Fund's net assets as of December 31, 2003.

8. Zero coupon bond reflects effective yield on the date of purchase.

9. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.

10. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                                 CONTRACTS       EXPIRATION       EXERCISE           PREMIUM     MARKET VALUE
                           SUBJECT TO CALL            DATES          PRICE          RECEIVED       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------
Japanese Yen [JPY]               3,255,000EUR       2/25/04        132.000JPY/EUR   $ 37,407         $ 86,713
Japanese Yen [JPY]               6,510,000EUR       4/28/04        141.000JPY/EUR     90,723           30,792
                                                                                    --------------------------
                                                                                     128,130          117,505
                                                                                    --------------------------
                                CONTRACTS
                           SUBJECT TO PUT
--------------------------------------------------------------------------------------------------------------
Japanese Yen [JPY]            744,000,000JPY         6/1/04        120.000JPY        138,880            8,482
                                                                                    --------------------------
                                                                                    $267,010         $125,987
                                                                                    ==========================

11. Non-income producing security.

12. Received as the result of issuer reorganization. Currently has minimal market value.

13. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

14. Interest or dividend is paid-in-kind.

15. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units, which represent debt securities, principal amount disclosed represents total underlying principal.

16. Represents cross currency strike price.

17. The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     25 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2003
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (including cost and market value of $72,412,000 in repurchase agreements)
(including securities loaned of approximately $41,571,000) (cost $690,811,899)--see accompanying statement    $711,070,155
---------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                            10,239,032
---------------------------------------------------------------------------------------------------------------------------
Cash--foreign currencies (cost $4,746)                                                                               4,685
---------------------------------------------------------------------------------------------------------------------------
Collateral for securities loaned                                                                                42,384,437
---------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                                                            1,717,081
---------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest, dividends and principal paydowns                                                                       7,934,046
Investments sold on a when-issued basis                                                                          1,823,418
Shares of beneficial interest sold                                                                               1,145,075
Closed foreign currency contracts                                                                                   85,522
Futures margins                                                                                                      5,441
Other                                                                                                                4,987
                                                                                                              -------------
Total assets                                                                                                   776,413,879

---------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Return of collateral for securities loaned                                                                      42,384,437
---------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency contracts                                                              584,268
---------------------------------------------------------------------------------------------------------------------------
Options written, at value (premiums received $267,010)--see accompanying statement                                 125,987
---------------------------------------------------------------------------------------------------------------------------
Swaptions written, at value (premiums received $19,758)                                                              4,216
---------------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $69,252,091 purchased on a when-issued basis)                                  80,812,128
Swap contracts                                                                                                     955,652
Shares of beneficial interest redeemed                                                                             200,849
Distribution and service plan fees                                                                                  40,448
Shareholder reports                                                                                                 33,511
Trustees' compensation                                                                                               3,843
Transfer and shareholder servicing agent fees                                                                        1,667
Other                                                                                                               39,053
                                                                                                              -------------
Total liabilities                                                                                              125,186,059


---------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                    $651,227,820
                                                                                                              =============

---------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest                                                                    $    128,798
---------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                                     621,211,693
---------------------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                               32,618,798
---------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions                                 (23,178,329)
---------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities
denominated in foreign currencies                                                                               20,446,860
                                                                                                              -------------
NET ASSETS                                                                                                    $651,227,820
                                                                                                              =============

---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
Non-Service shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $571,445,412 and 113,250,972 shares of beneficial interest outstanding)                      $5.05
---------------------------------------------------------------------------------------------------------------------------
Service shares:
Net asset value, redemption price per share and offering price per share (based on net assets of
$79,782,408 and 15,547,173 shares of beneficial interest outstanding)                                                $5.13


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     26 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2003
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                                         $29,938,358
---------------------------------------------------------------------------------------------
Fee income                                                                         1,758,979
---------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $12,964)                              263,694
---------------------------------------------------------------------------------------------
Portfolio lending fees                                                                38,905
                                                                                 ------------
Total investment income                                                           31,999,936

---------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                    3,673,166
---------------------------------------------------------------------------------------------
Distribution and service plan fees--Service shares                                    86,361
---------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                    10,405
Service shares                                                                         8,378
---------------------------------------------------------------------------------------------
Shareholder reports                                                                   52,830
---------------------------------------------------------------------------------------------
Custodian fees and expenses                                                           32,408
---------------------------------------------------------------------------------------------
Trustees' compensation                                                                19,802
---------------------------------------------------------------------------------------------
Other                                                                                 43,360
                                                                                 ------------
Total expenses                                                                     3,926,710
Less reduction to custodian expenses                                                  (4,396)
                                                                                 ------------
Net expenses                                                                       3,922,314

---------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                             28,077,622

---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments (including premiums on options exercised)                              7,465,283
Closing of futures contracts                                                      (1,399,854)
Closing and expiration of option contracts written                                    82,666
Foreign currency transactions                                                      7,491,181
                                                                                 ------------
Net realized gain                                                                 13,639,276
---------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                       32,105,619
Translation of assets and liabilities denominated in foreign currencies            9,856,289
Futures contracts                                                                     37,808
                                                                                 ------------
Net change in unrealized appreciation (depreciation)                              41,999,716

---------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $83,716,614
                                                                                 ============



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                     27 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


YEAR ENDED DECEMBER 31,                                                                       2003            2002
-------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                  $28,077,622     $25,945,473
-------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                                13,639,276      (2,441,898)
-------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                    41,999,716       4,037,800
                                                                                      -----------------------------
Net increase in net assets resulting from operations                                    83,716,614      27,541,375

-------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Non-Service shares                                                                     (28,473,133)    (28,654,014)
Service shares                                                                            (842,251)         (2,128)

-------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from beneficial interest transactions:
Non-Service shares                                                                     115,808,103      55,824,134
Service shares                                                                          66,753,974       7,864,978

-------------------------------------------------------------------------------------------------------------------
NET ASSETS
Total increase                                                                         236,963,307      62,574,345
-------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                    414,264,513     351,690,168
                                                                                      -----------------------------
End of period [including accumulated net investment income of
$32,618,798 and $26,988,087, respectively]                                            $651,227,820    $414,264,513
                                                                                      =============================



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     28 | OPPENHEIMER STRATEGIC BOND FUND/VA

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


NON-SERVICE SHARES    YEAR ENDED DECEMBER 31                 2003        2002       2001        2000      1999
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period                        $4.57       $4.62      $4.69       $4.97     $5.12
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .22         .29        .41         .41       .45
Net realized and unrealized gain (loss)                       .56         .03       (.19)       (.28)     (.31)
                                                            ---------------------------------------------------
Total from investment operations                              .78         .32        .22         .13       .14
---------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         (.30)       (.37)      (.29)       (.41)     (.29)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $5.05       $4.57      $4.62       $4.69     $4.97
                                                            ===================================================

---------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                          18.07%       7.44%      4.85%       2.63%     2.83%

---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                 $571,445    $406,126   $351,686    $304,562  $282,086
---------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $472,213    $374,519   $330,711    $289,923  $278,668
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                        5.61%       6.89%      8.78%       9.23%     9.08%
Total expenses                                               0.75%       0.79%      0.79%       0.79%     0.78%
Expenses after expense reimbursement
or fee waiver and reduction to
custodian expenses                                            N/A 3      0.78%       N/A 3       N/A 3     N/A 3
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       117%         65%       104%        104%       81%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                     29 | OPPENHEIMER STRATEGIC BOND FUND/VA

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------



SERVICE SHARES    YEAR ENDED DECEMBER 31                                                2003         2002          2001 1
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                   $4.67        $4.73         $4.64
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                                    .27          .03           .15
Net realized and unrealized gain (loss)                                                  .49          .28          (.06)
                                                                                      -----------------------------------
Total from investment operations                                                         .76          .31           .09
-------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                                    (.30)        (.37)           --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                         $5.13        $4.67         $4.73
                                                                                      ===================================

-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                                                     17.16%        7.03%         1.94%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                             $79,782       $8,138            $4
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                                    $34,744       $2,307            $2
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                                                   4.57%        5.40%         8.17%
Total expenses                                                                          1.02%        1.06%         0.92%
Expenses after expense reimbursement or fee waiver and reduction to custodian expense    N/A 4       1.03%          N/A 4
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                  117%          65%          104%



1. For the period from March 19, 2001 (inception of offering) to December 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                     30 | OPPENHEIMER STRATEGIC BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Strategic Bond Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income principally derived from interest on debt securities. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class.
   The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective foreign exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in foreign currency-linked structured notes whose market values and redemption prices are linked to foreign currency exchange rates. The Fund also invests in "index-linked" notes whose principal and/or interest payments depend on the performance of an underlying index. The structured notes are leveraged, increasing the volatility of each note's market value relative to the change in the underlying foreign currency exchange rate or underlying index. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of December 31, 2003, the market value of these securities comprised 9.6% of the Fund's net assets and resulted in unrealized gains of $1,130,720. The Fund also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.

--------------------------------------------------------------------------------
SECURITIES ON A WHEN ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a when issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such purchases while remaining substantially fully invested. As of December 31, 2003, the Fund had entered into net when issued commitments of $67,428,673.


                     31 | OPPENHEIMER STRATEGIC BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued
In connection with its ability to purchase securities on a when issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as fee income or realized gain (loss) on investments.
   Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2003, securities with an aggregate market value of $5,583,555, representing 0.86% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. Secured by U.S. government securities, these balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.


                     32 | OPPENHEIMER STRATEGIC BOND FUND/VA

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                 NET UNREALIZED
                                                                   APPRECIATION
                                                               BASED ON COST OF
                                                                 SECURITIES AND
 UNDISTRIBUTED     UNDISTRIBUTED              ACCUMULATED     OTHER INVESTMENTS
 NET INVESTMENT        LONG-TERM                     LOSS    FOR FEDERAL INCOME
 INCOME                     GAIN     CARRYFORWARD 1,2,3,4          TAX PURPOSES
 ------------------------------------------------------------------------------
 $34,467,108                 $--              $22,875,637           $20,144,190

1. As of December 31, 2003, the Fund had $22,767,348 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2003, details of the capital loss carryforwards were as follows:

                              EXPIRING
                              -------------------------
                              2006          $   347,976
                              2007            5,399,072
                              2008              253,735
                              2009            9,904,928
                              2010            6,861,637
                                            -----------
                              Total         $22,767,348
                                            ===========

2. During the fiscal year December 31, 2003, the Fund utilized $666,406 of capital loss carryforward to offset capital gains realized in that fiscal year. During the fiscal year December 31, 2002, the Fund did not utilize any capital loss carryforwards.
3. As of December 31, 2003, the Fund had $11,337 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2012.
4. The Fund had $96,952 of straddle losses which were deferred.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2003. Net assets of the Fund were unaffected by the reclassifications.

                 INCREASE TO                         INCREASE TO
                 ACCUMULATED                     ACCUMULATED NET
                 NET INVESTMENT                 REALIZED LOSS ON
                 INCOME                              INVESTMENTS
                 -----------------------------------------------
                 $6,868,473                           $6,868,473

The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002 was as follows:

                                          YEAR ENDED               YEAR ENDED
                                   DECEMBER 31, 2003        DECEMBER 31, 2002
   --------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                       $29,315,384              $28,656,142



                     33 | OPPENHEIMER STRATEGIC BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                 Federal tax cost of securities            $ 691,392,501
                 Federal tax cost of other investments       127,440,995
                                                           -------------
                 Total federal tax cost                    $ 818,833,496
                                                           =============

                 Gross unrealized appreciation             $  39,036,965
                 Gross unrealized depreciation               (18,892,775)
                                                           -------------
                 Net unrealized appreciation               $  20,144,190
                                                           =============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or are invested in other Oppenheimer funds selected by the Trustee. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



                     34 | OPPENHEIMER STRATEGIC BOND FUND/VA

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                 YEAR ENDED DECEMBER 31, 2003       YEAR ENDED DECEMBER 31, 2002
                                                     SHARES            AMOUNT           SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------
NON-SERVICE SHARES
Sold                                             46,663,574     $ 222,213,838       39,611,608     $ 174,444,145
Dividends and/or distributions reinvested         6,471,166        28,473,133        6,617,555        28,654,014
Redeemed                                        (28,764,717)     (134,878,868)     (33,471,553)     (147,274,025)
                                                -----------------------------------------------------------------
Net increase                                     24,370,023     $ 115,808,103       12,757,610     $  55,824,134
                                                =================================================================

-----------------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                             14,341,848     $  69,419,263        1,855,564     $   8,365,056
Dividends and/or distributions reinvested           187,166           842,251              479             2,128
Redeemed                                           (725,688)       (3,507,540)        (113,038)         (502,206)
                                                -----------------------------------------------------------------
Net increase                                     13,803,326     $  66,753,974        1,743,005     $   7,864,978
                                                =================================================================



--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2003, were $686,345,267 and $576,876,531, respectively.


--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets over $1 billion.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2003, the Fund paid $17,581 OFS for services to the Fund.
   Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Fund. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a Distribution and Service Plan for Service shares to pay OppenheimerFunds Distributor, Inc., the Distributor, for distribution-related services for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of the Service shares of the Fund. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
 5. FOREIGN CURRENCY CONTRACTS
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.


                     35 | OPPENHEIMER STRATEGIC BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS Continued
   The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
   The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

As of December 31, 2003, the Fund had outstanding foreign currency contracts as follows:

                                                       CONTRACT
                                          EXPIRATION     AMOUNT        VALUATION AS OF       UNREALIZED        UNREALIZED
CONTRACT DESCRIPTION                           DATES     (000S)      DECEMBER 31, 2003     APPRECIATION      DEPRECIATION
--------------------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
Argentine Peso [ARP]                   2/2/04-6/8/04      6,330ARP         $ 2,132,494       $   61,063          $  3,224
Australian Dollar [AUD]                       1/8/04      1,780AUD           1,339,826           67,126                --
British Pound Sterling [GBP]          1/8/04-2/18/04      1,860GBP           3,320,581          105,173                --
Euro [EUR]                           1/12/04-3/15/04     15,435EUR          19,449,007          792,783                --
Japanese Yen [JPY]                   2/10/04-2/13/04  2,302,860JPY          21,516,924          650,835                --
Mexican Nuevo Peso [MXN]              1/12/04-2/2/04     68,835MXN           6,105,936               --            26,651
New Zealand Dollar [NZD]                      1/8/04      1,920NZD           1,259,301           40,101                --
                                                                                             -----------------------------
                                                                                              1,717,081            29,875
                                                                                             -----------------------------
CONTRACTS TO SELL
British Pound Sterling [GBP]                  3/9/04        580GBP           1,032,740               --           124,170
Canadian Dollar [CAD]                        2/23/04        420CAD             324,241               --            27,222
Euro [EUR]                           3/11/04-4/13/04      2,720EUR           3,423,657               --           186,473
Japanese Yen [JPY]                    1/8/04-5/12/04    495,000JPY           4,633,433               --           146,088
Swiss Franc [CHF]                             1/8/04      1,425CHF           1,152,445               --            70,440
                                                                                             -----------------------------
                                                                                                     --           554,393
                                                                                             -----------------------------
Total Unrealized Appreciation and Depreciation                                               $1,717,081          $584,268
                                                                                             =============================


--------------------------------------------------------------------------------
6. FUTURES CONTRACTS
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or protection from changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
   The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
   Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.
   Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of


                     36 | OPPENHEIMER STRATEGIC BOND FUND/VA

Operations as closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported on the Statement of Operations.
   Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2003, the Fund had outstanding futures contracts as follows:

                                                                                            UNREALIZED
                                     EXPIRATION       NUMBER OF       VALUATION AS OF     APPRECIATION
CONTRACT DESCRIPTION                      DATES       CONTRACTS     DECEMBER 31, 2003   (DEPRECIATION)
-------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
DAX Index                               3/19/04               4           $   503,910        $  14,127
Euro-Bundesobligation                    3/8/04              10             1,426,840            3,656
FTSE 100 Index                          3/19/04               1                79,957            1,933
NASDAQ 100 Index                        3/18/04              10             1,471,000           53,413
Nikkei 225 Index                        3/11/04               2               107,500            3,200
United Kingdom Long Gilt                3/29/04               2               388,391            1,612
U.S. Long Bonds                         3/22/04             105            11,477,813           45,991
U.S. Treasury Nts., 5 yr.               3/22/04              34             3,795,250           20,857
U.S. Treasury Nts., 10 yr.              3/22/04              49             5,501,016          (28,859)
                                                                                             ----------
                                                                                               115,930
                                                                                             ----------
CONTRACTS TO SELL
Japan (Government of) Bonds, 10 yr.     3/11/04               5             6,431,371          (20,995)
Standard & Poor's 500 E-Mini            3/19/04              51             2,831,775          (94,426)
Standard & Poor's 500 Index             3/18/04              10             2,776,500          (95,001)
U.S. Treasury Nts., 2 yr.               3/30/04             220            47,090,313         (183,106)
                                                                                             ----------
                                                                                              (393,528)
                                                                                             ----------
                                                                                             $(277,598)
                                                                                             ==========


--------------------------------------------------------------------------------
7. OPTION ACTIVITY
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
   The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
   Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
   Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
   The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.


                     37 | OPPENHEIMER STRATEGIC BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
7. OPTION ACTIVITY Continued
Written option activity for the year ended December 31, 2003 was as follows:

                                                                          CALL OPTIONS                        PUT OPTIONS
                                                        ------------------------------          --------------------------
                                                            PRINCIPAL/                           PRINCIPAL/
                                                             NUMBER OF       AMOUNT OF            NUMBER OF     AMOUNT OF
                                                             CONTRACTS        PREMIUMS            CONTRACTS      PREMIUMS
--------------------------------------------------------------------------------------------------------------------------
Options outstanding as of December 31, 2002                  7,895,000       $  59,288                   --     $      --
Options written                                          2,569,185,945         512,599          747,746,695       276,313
Options closed or expired                                   (3,203,835)        (51,602)          (3,746,695)     (137,433)
Options exercised                                       (2,564,112,110)       (392,155)                  --            --
                                                        ------------------------------------------------------------------
Options outstanding as of December 31, 2003                  9,765,000       $ 128,130          744,000,000     $ 138,880
                                                        ==================================================================


--------------------------------------------------------------------------------
8. CREDIT SWAP CONTRACTS
The Fund may enter into a credit swap transaction to maintain a total return on a particular investment or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as a notional principal amount. The Fund records an increase or decrease to interest income, in the amount due to or owed by the Fund at termination or settlement. Credit swaps are subject to credit risks (if the counterparty fails to meet its obligations). The Fund pays an annual interest fee on the notional amount in exchange for the counterparty paying in a potential credit event.

During the year ended December 31, 2003 the Fund entered into transactions to hedge credit risk. Information regarding the credit swaps is as follows:

                                                                                                     UNREALIZED
                                         EXPIRATION        NOTIONAL        VALUATION AS OF         APPRECIATION
CONTRACT DESCRIPTION                          DATES          AMOUNT      DECEMBER 31, 2003        (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------
Deutsche Bank AG, Colombia
(Republic of) Credit Nts.                   9/20/13       $ 290,000               $ (8,591)           $  (8,591)
Deutsche Bank AG, Colombia
Republic of) Credit Nts.                    9/20/13         290,000                (12,445)             (12,445)
Deutsche Bank AG, United Mexican
States Credit Bonds                         9/20/13       1,235,000                (29,992)             (29,992)
Deutsche Bank AG, Peru (Republic
of) Credit Bonds                           10/20/08         305,000                (10,368)             (10,368)
Deutsche Bank AG, Philippines
(Republic of) 5 yr. Credit Nts.             7/25/08         930,000                 (1,016)              (1,016)
Deutsche Bank AG, Philippines
(Republic of) 10 yr. Credit Bonds           7/25/13         930,000                    258                  258
Deutsche Bank AG, Philippines
(Republic of) Credit Nts.                  12/20/08         315,000                  2,575                2,575
Deutsche Bank AG,
Russian Federation Credit Bonds             9/20/13       1,540,000                (37,623)             (37,623)
Deutsche Bank AG,
Russian Federation Credit Bonds             9/10/13       1,225,000                (25,554)             (25,554)
Deutsche Bank AG,
Russian Federation Credit Bonds            10/30/13       2,560,000                (54,743)             (54,743)
Deutsche Bank AG,
Turkey (Republic of ) Credit Bonds         10/10/13         630,000                (74,407)             (74,407)
JPMorgan Chase Bank,
Jordan (Kingdom of) Credit Nts.              6/6/06         250,000                    945                  945
JPMorgan Chase Bank,
Peru (Republic of) Credit Bonds             9/20/08         230,000                (21,371)             (21,371)
JPMorgan Chase Bank, Peru
(Republic of) Credit Bonds                  9/20/08         460,000                (41,761)             (41,761)
JPMorgan Chase Bank,
Russian Federation Credit Bonds             10/9/13         730,000                 15,724               15,724


                     38 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                                                                                    UNREALIZED
                                            EXPIRATION       NOTIONAL      VALUATION AS OF        APPRECIATION
CONTRACT DESCRIPTION                             DATES         AMOUNT    DECEMBER 31, 2003       (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank, TRAC-X
Emerging Markets Default Bonds1               12/20/08      $ 860,000             $(57,306)          $ (57,306)
Morgan Stanley Capital Services, Inc.,
Brazil (Republic of) Credit Nts.               3/20/14      3,450,000              (26,945)            (26,945)
Morgan Stanley Capital Services, Inc.,
Hungary (Republic of) Credit Bonds             12/2/13      1,880,000              (17,747)            (17,747)
Morgan Stanley Capital Services, Inc.,
Russian Federation Credit Bonds               11/19/13      2,240,000              (35,418)            (35,418)
Morgan Stanley Capital Services, Inc.,
Turkey (Republic of) Credit Bonds              2/16/06      1,300,000              (19,511)            (19,511)
                                                                                                     ----------
                                                                                                     $(455,296)
                                                                                                     ==========

1. Comprised of emerging markets credit swaps of which the underlying is comprised of a pool of emerging market entities and associated benchmark obligations. The Fund received a premium and is obligated to pay a rate that resets every six months primarily based upon default by an emerging market entity within the pool.


--------------------------------------------------------------------------------
9. INTEREST RATE SWAP CONTRACTS
The Fund may enter into an interest rate swap transaction to maintain a total return or yield spread on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The coupon payments are based on an agreed upon principal amount and a specified index. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Fund records an increase or decrease to interest income, in the amount due to or owed by the Fund at termination or settlement.
   Interest rate swaps are subject to credit risk (if the counterparty fails to meet its obligations) and interest rate risk. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. As of December 31, 2003, the Fund had entered into the following interest rate swap agreements:

                                                          FIXED       FLOATING RATE
                                                   RATE PAID BY         RECEIVED BY                                      UNREALIZED
                               NOTIONAL             THE FUND AT         THE FUND AT        FLOATING     TERMINATION    APPRECIATION
SWAP COUNTERPARTY                AMOUNT       DECEMBER 31, 2003   DECEMBER 31, 2003      RATE INDEX            DATE   (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Three-Month
Deutsche Bank AG          $   3,185,000                  3.1025%               1.18%     LIBOR flat          3/4/08       $  30,679
                                                                                        Three-Month
JPMorgan Chase Bank           6,625,000                   3.052                1.17      LIBOR flat         3/10/08          78,030
                                                                                          Six-Month
JPMorgan Chase Bank             880,000EUR                3.135               2.081      LIBOR flat         7/14/08          20,128
                                                                                          Six-Month
JPMorgan Chase Bank         245,400,000HUF                 9.13                   7      LIBOR flat         7/14/08         (88,830)
Morgan Stanley Capital                                                                  Three-Month
Services, Inc.               31,000,000                    3.82                1.17      LIBOR flat        11/10/08        (399,577)
Morgan Stanley Capital                                                                  Three-Month
Services, Inc.               22,000,000                    2.32                1.17      LIBOR flat        11/10/05        (140,786)
                                                                                                                          ----------
                                                                                                                          $(500,356)
                                                                                                                          ==========


--------------------------------------------------------------------------------
10. SWAPTION TRANSACTIONS
The Fund may enter into a swaption transaction, whereby a contract that grants the holder, in return for payment of the purchase price (the "premium") of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer receives premiums and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. Swaptions written are reported as a liability in the Statement of Assets and Liabilities.


                     39 | OPPENHEIMER STRATEGIC BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
10. SWAPTION TRANSACTIONS Continued
As of December 31, 2003, the Fund had entered into the following swaption contracts:

                         NOTIONAL         EXPIRATION        EXERCISE            PREMIUM    MARKET VALUE
SWAPTIONS                  AMOUNT               DATE           PRICE           RECEIVED      SEE NOTE 1
-------------------------------------------------------------------------------------------------------
Deutsche Bank          $2,220,000            5/17/04           2.825%           $19,758          $4,216

--------------------------------------------------------------------------------
11. ILLIQUID OR RESTRICTED SECURITIES
As of December 31, 2003, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 2003 was $27,674,473, which represents 4.25% of the Fund's net assets, of which $4,685 is considered restricted. Information concerning restricted securities is as follows:

                                                       ACQUISITION                   VALUATION AS OF      UNREALIZED
SECURITY                                                     DATES        COST     DECEMBER 31, 2003    DEPRECIATION
--------------------------------------------------------------------------------------------------------------------
STOCKS AND/OR WARRANTS
Geotek Communications, Inc., Liquidating Trust              4/6/00      $   --                $   --            $ --
Geotek Communications, Inc., Series B, Escrow Shares        1/4/01         840                    --             840
Real Time Data Co. Wts., Exp. 5/31/04                      6/30/99         364                    --             364

CURRENCY
Argentine Peso                                     8/6/03-12/10/03       4,746                 4,685              61

--------------------------------------------------------------------------------
12. SECURITIES LENDING
The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. As of December 31, 2003, the Fund had on loan securities valued at approximately $41,571,000. Cash of $42,384,437 was received as collateral for the loans, and has been invested in approved instruments.

--------------------------------------------------------------------------------
13. BORROWING AND LENDING ARRANGEMENTS
The Fund entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission (the SEC) to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. The SEC's order requires the Fund's Board of Trustees to adopt operating policies and procedures to administer interfund borrowing and lending. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund's Board of Trustees, based upon a recommendation by the Manager. The Fund's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another

                     40 | OPPENHEIMER STRATEGIC BOND FUND/VA

Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.
   The Fund had no interfund borrowings or loans outstanding during the year ended or at December 31, 2003.


















                     41 | OPPENHEIMER STRATEGIC BOND FUND/VA

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER STRATEGIC BOND FUND/VA:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Strategic Bond Fund/VA, a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Strategic Bond Fund/VA as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.




DELOITTE & TOUCHE LLP

Denver, Colorado
February 12, 2004





                     42 | OPPENHEIMER STRATEGIC BOND FUND/VA

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
In early 2004, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2003. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
   Dividends of $0.3013 and $0.2994 per share were paid to Non-Service and Service shareholders, respectively, on March 14, 2003, all of which was designated as ordinary income for federal income tax purposes.
   None of the dividends paid by the Fund during the year ended December 31, 2003 are eligible for the corporate dividend-received deduction.
   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


PORTFOLIO PROXY VOTING
POLICIES AND PROCEDURES  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2004, for the twelve months ended June 30, 2004. Once filed, the Fund's Form N-PX filing will be available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, and (ii) on the SEC's website at www.sec.gov.


                     43 | OPPENHEIMER STRATEGIC BOND FUND/VA

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD BY TRUSTEE;
FUND, LENGTH OF SERVICE, AGE       NUMBER OF FUNDS IN FUND COMPLEX CURRENTLY OVERSEEN BY TRUSTEE


INDEPENDENT                        THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, CO
TRUSTEES                           80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, UNTIL HIS OR HER RESIGNATION,
                                   RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,              Chairman of the following private mortgage banking companies: Cherry Creek Mortgage Company
Chairman of the Board              (since 1991), Centennial State Mortgage Company (since 1994), The El Paso Mortgage Company
(since 2003) and                   (since 1993), Transland Financial Services, Inc. (since 1997); Chairman of the following
Trustee (since 1999)               private companies: Great Frontier Insurance (insurance agency) (since 1995), Ambassador Media
Age: 66                            Corporation and Broadway Ventures (since 1984); a director of the following public companies:
                                   Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992) and
                                   UNUMProvident (insurance company) (since 1991). Mr. Armstrong is also a Director/Trustee of
                                   Campus Crusade for Christ and the Bradley Foundation. Formerly a director of the following:
                                   Storage Technology Corporation (a publicly-held computer equipment company) (1991-February
                                   2003), and International Family Entertainment (television channel) (1992-1997), Frontier Real
                                   Estate, Inc. (residential real estate brokerage) (1994-1999), and Frontier Title (title insurance agency) (1995-June 1999); a U.S. Senator (January 1979-January 1991). Oversees 38
                                   portfolios in the OppenheimerFunds complex.

ROBERT G. AVIS,                    Formerly, Director and President of A.G. Edwards Capital, Inc. (General Partner of private
Trustee (since 1993)               equity funds) (until February 2001); Chairman, President and Chief Executive Officer of A.G.
Age: 72                            Edwards Capital, Inc. (until March 2000); Vice Chairman and Director of A.G. Edwards, Inc. and
                                   Vice Chairman of A.G. Edwards & Sons, Inc. (its brokerage company subsidiary) (until March
                                   1999); Chairman of A.G. Edwards Trust Company and A.G.E. Asset Management (investment advisor)
                                   (until March 1999); and a Director (until March 2000) of A.G. Edwards & Sons and A.G. Edwards
                                   Trust Company. Oversees 38 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                   Formerly (until April 1999): Senior Vice President (from September 1987) and Treasurer (from
Trustee (since 1997)               March 1985) of OppenheimerFunds, Inc. (the Manager); Vice President (from June 1983) and
Age: 67                            Treasurer (since March 1985) of OppenheimerFunds Distributor, Inc. (a subsidiary of the
                                   Manager); Senior Vice President (since February 1992), Treasurer (since July 1991) Assistant
                                   Secretary and a director (since December 1991) of Centennial Asset Management Corporation; Vice
                                   President (since October 1989) and Treasurer (since April 1986) of HarbourView Asset Management
                                   Corporation (an investment advisory subsidiary of the Manager); President, Treasurer and a director (June 1989-January 1990) of Centennial Capital Corporation (an investment advisory subsidiary of the Manager); Vice President and Treasurer (since August 1978) and Secretary
                                   (since April 1981) of Shareholder Services, Inc. (a transfer agent subsidiary of the Manager);
                                   Vice President, Treasurer and Secretary (since November 1989) of Shareholder Financial
                                   Services, Inc. (a transfer agent subsidiary of the Manager); Assistant Treasurer (since March
                                   1998) of Oppenheimer Acquisition Corp. (the Manager's parent corporation); Treasurer (since
                                   November 1989) of Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the
                                   Manager); Vice President and Treasurer (since July 1996) of Oppenheimer Real Asset Management,
                                   Inc. (an investment advisory subsidiary of the Manager); Chief Executive Officer and director
                                   (since March 1996) of MultiSource Services, Inc. (a broker-dealer subsidiary of the Manager);
                                   Treasurer (since October 1997) of OppenheimerFunds International Ltd. and OppenheimerFunds plc
                                   (offshore fund management subsidiaries of the Manager). Oversees 38 portfolios in the
                                   OppenheimerFunds complex.

EDWARD L. CAMERON,                 A member of The Life Guard of Mount Vernon, George Washington's home (since June 2000).
Trustee (since 1999)               Formerly (March 2001 - May 2002) Director of Genetic ID, Inc. and its subsidiaries (a privately
Age: 65                            held biotech company); a partner with PricewaterhouseCoopers LLP (from 1974-1999) (an accounting firm) and Chairman (from 1994-1998), Price Waterhouse LLP Global Investment
                                   Management Industry Services Group. Oversees 38 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                     Chairman and Director (since 1998) of Rocky Mountain Elk Foundation (a not-for-profit
Trustee (since 1993)               foundation); and a director (since October 1999) of P.R. Pharmaceuticals (a privately held
Age: 61                            company) and UNUMProvident (an insurance company) (since June 1, 2002). Formerly Chairman and a director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and a director of Oppenheimer Acquisition
                                   Corp., Shareholders Services Inc. and Shareholder Financial Services, Inc. (until October
                                   1995). Oversees 38 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                      Director of Colorado Uplift (a non-profit charity) (since September 1984). Formerly (until
Trustee (since 1996)               October 1994) Mr. Freedman held several positions in subsidiary or affiliated companies of the
Age: 63                            Manager. Oversees 38 portfolios in the OppenheimerFunds complex.





                     44 | OPPENHEIMER STRATEGIC BOND FUND/VA

BEVERLY L. HAMILTON,               Trustee (since 1996) of MassMutual Institutional Funds and of MML Series Investment Fund
Trustee (since 2002)               (open-end investment companies); Director of MML Services (since April 1987) and America Funds
Age: 57                            Emerging Markets Growth Fund (since October 1991) (both are investment companies), The
                                   California Endowment (a philanthropy organization) (since April 2002), and Community Hospital of Monterey Peninsula, (since February 2002); a trustee (since February 2000) of Monterey
                                   International Studies (an educational organization), and an advisor to Unilever (Holland)'s pension fund and to Credit Suisse First Boston's Sprout venture capital unit. Mrs. Hamilton also is a member of the investment committees of the Rockefeller Foundation, the University of
                                   Michigan and Hartford Hospital. Formerly, President (February 1991-April 2000) ARCO Investment
                                   Management Company. Oversees 37 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,                  Chairman and CEO (since 2003) of Steele Street State Bank (a commercial banking entity);
Trustee (since 2002)               Director (since 2001) of Jones Knowledge, Inc. (a privately held company), U.S. Exploration,
Age: 59                            Inc., (since 1997), Colorado UpLIFT (a non-profit organization) (since 1986) and a trustee of the Gallagher Family Foundation (non-profit organization) (since 2000). Formerly, Chairman of
                                   U.S. Bank (a subsidiary of U.S. Bancorp and formerly Colorado National Bank,) (July 1996-April
                                   1, 1999) and a director of Commercial Assets, Inc. (a REIT) (1993-2000). Oversees 37 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,          Trustee (since 1996) of MassMutual Institutional Funds and of MML Series Investment Fund
Trustee (since 2000)               (open-end investment companies); Trustee (since 1987), Chairman of the Board (since 2003) and
Age: 61                            Chairman of the investment committee (since 1994) for the Worcester Polytech Institute;
                                   President and Treasurer (since January 1999) of the SIS Fund (a private not for profit charitable fund); Trustee (since 1995) of the Springfield Library and Museum Association;
                                   Trustee (since 1996) of the Community Music School of Springfield. Formerly, member of the investment committee of the Community Foundation of Western Massachusetts (1998 - 2003);
                                   Chairman (January 1999-July 1999) of SIS & Family Bank, F.S.B. (formerly SIS Bank); President,
                                   Chief Executive Officer and Director (May 1993-December 1998) of SIS Bankcorp, Inc. and SIS
                                   Bank (formerly Springfield Institution for Savings) and Executive Vice President (January
                                   1999-July 1999) of Peoples Heritage Financial Group, Inc. Oversees 38 portfolios in the
                                   OppenheimerFunds complex.


------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                 THE ADDRESS OF MR. MURPHY IN THE CHART BELOW IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET,
AND OFFICER                        NEW YORK, NY 10281-1008. MR. MURPHY SERVES FOR AN INDEFINITE TERM, UNTIL HIS RESIGNATION, DEATH
                                   OR REMOVAL.

JOHN V. MURPHY,                    Chairman, Chief Executive Officer and director (since June 2001) and President (since September
President and Trustee              2000) of the Manager; President and a director or trustee of other Oppenheimer funds; President
(since 2001)                       and a director (since July 2001) of Oppenheimer Acquisition Corp. and of Oppenheimer
Age: 54                            Partnership Holdings, Inc.; a director (since November 2001) of OppenheimerFunds Distributor,
                                   Inc.; Chairman and a director (since July 2001) of Shareholder Services, Inc. and of
                                   Shareholder Financial Services, Inc.; President and a director (since July 2001) of
                                   OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of OppenheimerFunds, Inc.: OFI
                                   Institutional Asset Management, Inc. and Centennial Asset Management Corporation (since
                                   November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc.
                                   (since July 2001); President (since November 1, 2001) and a director (since July 2001) of
                                   Oppenheimer Real Asset Management, Inc.; a director (since November 2001) of Trinity Investment
                                   Management Corp. and Tremont Advisers, Inc. (investment advisory affiliates of the Manager);
                                   Executive Vice President (since February 1997) of Massachusetts Mutual Life Insurance Company
                                   (the Manager's parent company); a director (since June 1995) of DLB Acquisition Corporation (a holding company that owns shares of David L. Babson & Company, Inc.); formerly, Chief Operating
                                   Officer (September 2000-June 2001) of the Manager; President and trustee (November
                                   1999-November 2001) of MML Series Investment Fund and MassMutual Institutional Funds (open-end investment companies); a director (September 1999-August 2000) of C.M. Life Insurance Company;
                                   President, Chief Executive Officer and director (September 1999-August 2000) of MML Bay State
                                   Life Insurance Company; a director (June 1989-June 1998) of Emerald Isle Bancorp and Hibernia
                                   Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 72 portfolios as a
                                   Trustee/Officer and 10 portfolios as an Officer in the OppenheimerFunds complex.





                     45 | OPPENHEIMER STRATEGIC BOND FUND/VA

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
OFFICERS                           THE ADDRESS OF THE OFFICERS IN THE CHART BELOW IS AS FOLLOWS: FOR MESSRS. STEINMETZ AND ZACK,
                                   TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NY 10281-1008, FOR MR. WIXTED, 6803
                                   S. TUCSON WAY, CENTENNIAL, CO 80112-3924. EACH OFFICER SERVES FOR AN ANNUAL TERM OR UNTIL HIS
                                   OR HER EARLIER RESIGNATION, DEATH OR REMOVAL.

ARTHUR P. STEINMETZ,               Senior Vice President of the Manager (since March 1993) and of HarbourView Asset Management
Vice President and Portfolio       Corporation (since March 2000); an officer of 6 portfolios in the OppenheimerFunds complex.
Manager (since 1993)
Age: 45

BRIAN W. WIXTED,                   Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer (since March
Treasurer (since 1999)             1999) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Oppenheimer Real
Age: 44                            Asset Management Corporation, Shareholder Financial Services, Inc., Oppenheimer Partnership
                                   Holdings, Inc., OFI Private Investments, Inc. (since March 2000), OppenheimerFunds
                                   International Ltd. and OppenheimerFunds plc (offshore fund management subsidiaries of the
                                   Manager) (since May 2000) and OFI Institutional Asset Management, Inc. (since November 2000);
                                   Treasurer and Chief Financial Officer (since May 2000) of OFI Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer (since March 1999) of Oppenheimer Acquisition
                                   Corp. and OppenheimerFunds Legacy Program (since April 2000); formerly Principal and Chief
                                   Operating Officer (March 1995-March 1999), Bankers Trust Company-Mutual Fund Services Division.
                                   An officer of 82 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                    Executive Vice President (since January 2004) and General Counsel (since February 2002) of the
Vice President and Secretary       Manager; General Counsel and a director (since November 2001) of OppenheimerFunds Distributor,
(since 2001)                       Inc.; Senior Vice President and General Counsel (since November 2001) of HarbourView Asset
Age: 55                            Management Corporation; Vice President and a director (since November 2000) of Oppenheimer
                                   Partnership Holdings, Inc.; Senior Vice President, General Counsel and a director (since
                                   November 2001) of Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private
                                   Investments, Inc., OFI Trust Company and OFI Institutional Asset Management, Inc.; General
                                   Counsel (since November 2001) of Centennial Asset Management Corporation; a director (since
                                   November 2001) of Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director
                                   (since November 2001) of OppenheimerFunds International Ltd.; Vice President (since November
                                   2001) of OppenheimerFunds Legacy Program; Secretary (since November 2001) of Oppenheimer
                                   Acquisition Corp.; formerly Senior Vice President (May 1985-January 2004), Acting General
                                   Counsel (November 2001-February 2002) and Associate General Counsel (May 1981-October 2001) of
                                   the Manager; Assistant Secretary of Shareholder Services, Inc. (May 1985-November 2001),
                                   Shareholder Financial Services, Inc. (November 1989-November 2001); OppenheimerFunds
                                   International Ltd. And OppenheimerFunds plc (October 1997-November 2001). An officer of 82 portfolios in the OppenheimerFunds complex.





THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.


                     46 | OPPENHEIMER STRATEGIC BOND FUND/VA

ITEM 2.  CODE OF ETHICS

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

         The Board of Trustees of the Fund has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as "audit committee financial experts," and has designated Messrs. Cameron and Bowen as the Audit Committee's financial experts. Messrs. Cameron and Bowen are "independent" Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)      Audit Fees

              The principal accountant for the audit of the registrant's annual financial statements billed $16,500 in fiscal 2003 and $16,000 in fiscal 2002.

         (b)  Audit-Related Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed $75,000 in fiscal 2003 and $65,000 in fiscal 2002 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include, among others: due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards.

         (c)  Tax Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed $11,600 in fiscal 2003 and $6,500 in fiscal 2002 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include, among others: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

         (d)  All Other Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed $3,500 in fiscal 2003 and $3,500 in fiscal 2002 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include services provided to the registrant's Board of Trustees with respect to the annual renewal of the registrant's investment advisory agreement.

         (e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

              The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

              Pre-approval of non-audit services is waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

              (2) 100%

         (f)  Not applicable as less than 50%.

         (g) The principal accountant for the audit of the registrant's annual financial statements billed $90,100 in fiscal 2003 and $75,000 in fiscal 2002 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

         (h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
              (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

ITEM 5.  NOT APPLICABLE

ITEM 6.  RESERVED

ITEM 7.  NOT APPLICABLE

ITEM 8.  NOT APPLICABLE

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         Not applicable for fiscal periods ending December 31, 2003.

ITEM 10.  CONTROLS AND PROCEDURES

          (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of December 31, 2003, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

          (b) There have been no significant changes in registrant's internal controls over financial reporting that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.

(A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)

(B) EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)